                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-12

                                        TRAVELOCITY.COM INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
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/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
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                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                                     [LOGO]

                              TRAVELOCITY.COM INC.
                15100 TRINITY BOULEVARD, FORT WORTH, TEXAS 76155

                                           April 3, 2001

TO OUR STOCKHOLDERS,

    You are cordially invited to attend the annual meeting of stockholders of Travelocity.com Inc., which will be held in the Trinity Ballroom at the Dallas/Fort Worth Airport Marriott Hotel South, 4151 Centreport Drive, Fort Worth, Texas 76155, on Tuesday, May 15, 2001, at 1:00 P.M., Central Daylight Saving Time. An Official Notice of Annual Meeting of Stockholders, proxy statement and form of proxy are enclosed with this letter.

    We hope that those of you who plan to attend the annual meeting will join us beforehand for refreshments. If you cannot be present, you may vote by mailing the enclosed proxy card or by other methods made available by your bank, broker or nominee. Voting by written proxy will ensure your representation at the annual meeting if you choose not to attend in person. Please review the instructions on the proxy card or the information forwarded by your bank, broker or nominee concerning your voting options. If you plan to attend the annual meeting, please make certain that you so indicate when voting and bring the admission ticket that is printed on the last page of the proxy statement.

                                           Sincerely,
                                           /s/ WILLIAM J. HANNIGAN
                                           William J. Hannigan
                                           CHAIRMAN OF THE BOARD

                              TRAVELOCITY.COM INC.
                15100 TRINITY BOULEVARD, FORT WORTH, TEXAS 76155
                            ------------------------

               OFFICIAL NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             ---------------------

    The annual meeting of stockholders of Travelocity.com Inc., a Delaware corporation, will be held in the Trinity Ballroom at the Dallas/Fort Worth Airport Marriott Hotel South, 4151 Centreport Drive, Fort Worth, Texas 76155, on Tuesday, May 15, 2001, at 1:00 p.m., Central Daylight Saving Time, for the purpose of considering and acting upon the following:

    (1)  Election of directors;

    (2) Amendment of the Travelocity.com LP 1999 Long-Term Incentive Plan;

    (3) Ratification of the selection of Ernst & Young LLP as independent auditors for the year 2001; and

such other matters as may properly come before the meeting or any adjournment or postponement thereof.

    Only stockholders of record at the close of business on April 2, 2001 will be entitled to notice of and to vote at the annual meeting or any adjournment or postponement thereof.

                                           By Order of the Board of Directors,

                                           /s/ ANDREW B. STEINBERG
                                           Andrew B. Steinberg
                                           CORPORATE SECRETARY

Fort Worth, Texas
April 3, 2001

    IF YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU MUST HAVE AN ADMISSION TICKET (PRINTED ON THE LAST PAGE OF THIS PROXY STATEMENT) OR OTHER PROOF OF SHARE OWNERSHIP. IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE VOTE BY COMPLETING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ACCOMPANYING ENVELOPE. THE ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. PLEASE REFER TO THE VOTING INSTRUCTIONS INCLUDED ON YOUR PROXY CARD OR, FOR SHARES HELD IN STREET NAME, THE VOTING INSTRUCTIONS FORWARDED BY YOUR BANK, BROKER OR NOMINEE.

                              TRAVELOCITY.COM INC.
                15100 TRINITY BOULEVARD, FORT WORTH, TEXAS 76155

                            ------------------------

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 15, 2001

    This proxy statement and the form of proxy are being mailed to stockholders on or about April 12, 2001, in connection with a solicitation of proxies by the Board of Directors of Travelocity.com Inc. (the "Company") for use at the annual meeting of stockholders to be held on May 15, 2001. Stockholders may vote by completing the proxy card and mailing it to the Company in the postage-paid envelope provided, or by other methods made available by your bank, broker or nominee. Check your proxy card or the information forwarded by your bank, broker or nominee to determine the options available to you.

    If the enclosed form of proxy is signed and returned, it will be voted as specified in the proxy, or if no vote is specified, it will be voted FOR each of the matters described in this proxy statement. You may revoke your proxy at any time before it is exercised by writing to the Corporate Secretary, by timely delivering a properly executed, later-dated proxy or by voting by ballot at the annual meeting. The method by which you vote will not limit your right to vote at the annual meeting if you later decide to attend in person. If your shares are held in the name of a bank, broker or nominee, you must obtain a proxy, executed in your favor, from the bank, broker or nominee, to be able to vote at the annual meeting.

    The Company will bear the entire cost of this solicitation, including the preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. In addition to using the mails, proxies may be solicited by directors, officers and regular employees of the Company or its subsidiaries, in person or by telephone. No additional compensation will be paid to directors, officers or other regular employees for their services in connection with such solicitation. The Company will also request banks, brokers and nominees who hold the Company's Common Stock in their names to forward proxy materials at the Company's expense to the beneficial owners of such stock.

    Unless otherwise indicated, references in this proxy statement to "Sabre" refer to Sabre Holdings Corporation, its affiliates and subsidiaries.

                      OUTSTANDING STOCK AND VOTING RIGHTS

    The holders of record of the Company's Common Stock at the close of business on April 2, 2001, will be entitled to vote at the annual meeting. On that date, the Company had outstanding 16,963,052 shares of Common Stock and 33,000,000 shares of Class A Common Stock. Each holder of Common Stock will be entitled to one vote in person or by proxy for each share of Common Stock held. Each share of the Company's Class A Common Stock is entitled to one vote per share and votes together as a single class with the holders of Common Stock. The shares of Class A Common Stock are convertible into shares of Common Stock. Under the Company's Bylaws, the holders of at least one-third of the voting power of the outstanding shares of the Company entitled to vote generally in the election of directors, whether voting in person or by proxy, will constitute a quorum at a meeting of stockholders. Sabre Holdings Corporation owns all of the Company's issued and outstanding Class A Common Stock and approximately 12% of the Company's issued and outstanding Common Stock. Unless otherwise indicated, the term "Sabre" refers to Sabre Holdings Corporation, its affiliates and subsidiaries.

    Proposal 1. Directors of the Company who are standing for election are elected by a plurality of the affirmative votes cast at the annual meeting. Abstentions from voting and broker non-votes will have no effect on the outcome of such vote because elections of directors are determined on the basis of votes cast. Abstentions and broker non-votes are not counted as votes cast.

    Proposal 2. The approval of the amendment to the Travelocity.com LP 1999 Long-Term Incentive Plan requires the affirmative vote of the holders of a majority of the voting power of the shares present in person or represented by proxy and entitled to vote at the annual meeting. Abstentions will be counted as votes against the proposal, while broker non-votes will not be counted in determining whether the proposal has been approved.

    Proposal 3. Ratification of the appointment of auditors requires the affirmative vote of the holders of a majority of the voting power of the shares present in person or represented by proxy and entitled to vote at the annual meeting. Abstentions will be counted as votes against the proposal, while broker non-votes will not be counted in determining whether the proposal has been approved.

DIRECTOR NOMINATIONS AND STOCKHOLDER PROPOSALS

    The Compensation/Nominating Committee of the Board of Directors will consider recommendations by stockholders for nominees for election as directors. Such recommendations must be submitted in writing to the Corporate Secretary of the Company together with (i) all information relating to such nominee that is required to be disclosed in solicitations of proxies for election of directors or is otherwise required pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and
Rule 14a-11 thereunder (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director, if elected) and (ii) the name and address (as they appear on the Company's books) and stockholdings of the stockholder submitting the nomination and the beneficial owner, if any, on whose behalf the nomination is made. Under the Company's Bylaws, nominations for director generally may be made only by the Board of Directors, the Chairman of the Board or a stockholder entitled to vote at the annual meeting who delivers notice to the Company (containing the information specified above) not less than 90 days nor more than 120 days prior to the annual meeting to be held in 2001. For the Company's annual meeting in the year 2002, the Company must receive this notice on or after January 15, 2002 and on or before February 14, 2002.

    The Company's Bylaws also provide that no business may be brought before an annual meeting except as specified in the notice of the meeting or as otherwise brought before the meeting by the Board of Directors, the Chairman of the Board or by a stockholder entitled to vote who has delivered notice to the Company (containing certain information specified in the Bylaws) within the time limits described above for delivering notice of a nomination for the election of a director. These requirements apply to any matter that a stockholder wishes to raise at an annual meeting other than pursuant to the procedures set forth in Rule 14a-8 under the Exchange Act. Pursuant to Rule 14a-8, any stockholder proposal for the annual meeting to be held on May 15, 2001 must have been received by the Company no later than March 16, 2001.

    A copy of the full text of the provisions of the Company's Bylaws discussed above may be obtained by writing to the Company's Corporate Secretary at 15100 Trinity Boulevard, Fort Worth, Texas 76155.

                       PROPOSAL 1--ELECTION OF DIRECTORS

    There are currently nine directors on the Company's Board of Directors. The Board of Directors is divided into three classes of directors with staggered terms. Directors are elected to terms that expire on the annual meeting date three years following the annual meeting at which they are elected.

    The terms of three directors, Jeffery M. Jackson, Glenn W. Marschel, Jr. and Michael S. Gilliland, will expire at the annual meeting in 2001. The Board of Directors proposes that Messrs. Jackson, Marschel and Gilliland be re-elected at the annual meeting for a three year term that will expire at the annual meeting in 2004.

    Unless otherwise indicated, all proxies that authorize the proxy holder to vote for the election of directors will be voted FOR the election of the nominees listed below. If any nominee becomes unavailable for election as a result of unforeseen circumstances, it is the intention of the proxy holder to vote for the election of such substitute nominee, if any, as the Board of Directors may propose. As of the date of this proxy statement, the Board of Directors is not aware that any nominee is unable or will decline to serve as director.

                       NOMINEES FOR ELECTION AS DIRECTORS

    Each of the nominees for election as a director has furnished to the Company the following information with respect to his principal occupation or employment and business relationships.

    JEFFERY M. JACKSON, age 45, has served as a director of the Company since March 2000. He has served as the Executive Vice President, Chief Financial Officer and Treasurer of Sabre Holdings Corporation since May 1999, and as its Senior Vice President, Chief Financial Officer and Treasurer from August 1998 to May 1999. Prior to joining Sabre Holdings Corporation, he served as Vice President and Controller for American Airlines, Inc. from January 1998 to
August 1998, and Vice President--Corporate Development and Treasurer for American Airlines, Inc. from 1995 to 1998.

    GLENN W. MARSCHEL, Jr., age 54, has served as a director of the Company since March 2000. Mr. Marschel served as Chief Executive Officer, President and Co-Chairman of the Board of Faroudja, Inc., a video processing technology firm, from October 1998 to June 2000, and has served as Chairman of the Board of Additech, Inc., a petrochemicals company, since October 1997. He is also the former President and Chief Executive Officer of Paging Network, Inc., a telecommunications company, and the former Vice Chairman of First Financial Management Corporation, a credit card processing firm. Mr. Marschel is also the former Group President of Automatic Data Processing, an information systems company. He also serves as Chief Executive Officer of NetNumber.com, Inc., a communications and directory information company. Mr. Marschel also serves as a director of Sabre Holdings Corporation and Sage, Inc.

    SAM GILLILAND, age 38, has served as a director of the Company since
July 2000. Mr. Gilliland has served as Senior Vice President and General Manager of Product Marketing for Sabre Holdings Corporation from April 1999 to
April 2000. Mr. Gilliland also served as Senior Vice President and General Manager of Sabre Business Travel Solutions from September 1995 until
April 1999, and as field managing director of sales for Sabre's western division from June 1994 until September 1995. Mr. Gilliland has also served as the Senior Vice President and Chief Marketing Officer for Sabre Holdings Corporation since April 2000.

                           VOTE REQUIRED FOR APPROVAL

    The affirmative vote of a plurality of the combined voting power of the Common Stock and Class A Common Stock, voting as a single class, present in person or present by proxy and entitled to vote at the annual meeting is required for the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF EACH OF THE NOMINEES LISTED ABOVE

                              CONTINUING DIRECTORS

    WILLIAM J. HANNIGAN, age 41, has served as Chairman of the Board of the Company since March 2000. Prior to his appointment to these positions, Mr. Hannigan served as President of Global Markets for SBC Communications Inc., a telecommunications company, from 1996 to 2000. Prior to his position at SBC Communications, Inc., Mr. Hannigan worked at Sprint Corporation, also a telecommunications company, Southwestern Bell/SBC and Pacific Bell. He is also Chief Executive Officer, President and Chairman of the Board of Sabre Holdings Corporation. Mr. Hannigan's term as a director of the Company expires at the annual stockholder meeting to be held in 2003.

    JAMES J. HORNTHAL, age 46, has served as a director of the Company since March 2000. Mr. Hornthal founded Preview Travel, Inc. ("Preview Travel"), a provider of online travel reservation services, in 1985 and served as its Chairman until its merger with the Company in March 2000. Mr. Hornthal also served as President of Preview Travel until April 1994 and as its Chief Executive Officer until June 1997. Prior to founding Preview Travel,
Mr. Hornthal was a general partner at Oak Grove Ventures, a venture capital firm, and a consultant for The Boston Consulting Group, a management consulting firm. Mr. Hornthal is also a director of HealthCentral.com, an online provider of healthcare content and electronic commerce. Mr. Hornthal's term as a director of the Company expires at the annual stockholder meeting to be held in 2002.

    TERRELL B. JONES, age 52, has served as a director of the Company since March 2000, and as President and Chief Executive Officer of the Company since September 1999. From May 1999 until September 1999, Mr. Jones served as Executive Vice President--Travelocity Division of Sabre Holdings Corporation, and President of Sabre Inc.'s Travelocity Division. From July 1996 until
May 1999, Mr. Jones served as Senior Vice President--Sabre Interactive, Chief Information Officer of Sabre Holdings Corporation and President--Sabre Interactive and Chief Information Officer of Sabre Inc. From 1993 to 1996,
Mr. Jones served as President--Sabre Computer Services, a division of Sabre, Inc., formerly known as The Sabre Group, and from 1995 to 1996,
Mr. Jones served as President--Sabre Interactive, a division of Sabre Inc.
Mr. Jones is also a
director of Entrust Technologies Inc., a digital security company. Mr. Jones' term as a director of the Company expires at the annual stockholder meeting to be held in 2002.

    F. WILLIAM CONNER, age 41, has served as a director of the Company since March 2000. Mr. Conner has also served as the President--eBusiness Solutions of Nortel Networks Corporation, a telecommunications company, since November 2000. Prior to obtaining that position at Nortel Networks Corporation, Mr. Conner served as its Executive Vice President from November 1999 to November 2000, as the Chief Marketing Officer from September 1998 through October 1999, as Senior Vice President Enterprise Data from February 1998 to August 1998, and as Executive Vice President--Enterprises Networks division from February 1995 to January 1998. Mr. Conner also serves as a director of Entrust
Technologies, Inc., a digital security company, Williams Communications, a business communications company, MATRA-Nortel Networks, and the Board of Visitors of the U.S. Joint Forces Command. Mr. Conner's term as a director of the Company expires at the annual stockholder meeting to be held in 2003.

    PAUL C. ELY, JR., age 69, has served as a director of the Company since March 2000. Mr. Ely has served as the President of Santa Cruz Yachts, a yacht manufacturer since 1995, and is a former General Partner of Alpha Partners, a venture capital firm. He is also a former Executive Vice President and a former director of Hewlett-Packard Company, where he served from 1962 to 1984. He is also a director of Sabre Holdings Corporation, Parker Hannifin Corporation, a manufacturer of motion control products, and Tektronix, Inc., a provider of measurement products. Mr. Ely's term as a director of the Company expires at the annual stockholder meeting to be held in 2002.

    MICHAEL A. BUCKMAN, age 53, has served as a director of the Company since April 2000. Mr. Buckman has also served as the President and Chief Operating Officer of Homestore.com, an online real estate services company, since 1999. This title was eliminated effective February 2001, and Mr. Buckman now serves as Senior Vice President--New Verticals for Homestore.com. Mr. Buckman served as Chief Executive Officer for Worldspan Travel Information Services, a worldwide travel reservation and airline support services organization, from June 1995 until March 1999. Mr. Buckman's term as a director of the Company expires at the annual stockholder meeting to be held in 2002.

                                BOARD COMMITTEES

    The Board of Directors has an Audit Committee, a Governance Committee and a Compensation/Nominating Committee that perform the functions described below. The Board of Directors held a total of five meetings in the fiscal year ended December 31, 2000. Each director attended at least 75% of the meetings held by the Board of Directors and by committees of the Board of Directors on which he served.

    AUDIT COMMITTEE. The Audit Committee, which is composed entirely of directors who are not employees or officers of the Company, is responsible for recommending to the Board of Directors the selection of the Company's outside auditors, reviewing the audit scope and risk assessment process, reviewing the relationships that may affect the independence of the outside auditors, reviewing any major internal control or accounting issues of the Company, and reviewing and discussing with management and the outside auditors the annual audited financial statements included in the Company's Annual Report on Form 10-K as well as the interim financial statements. The Board of Directors has adopted a written Audit Committee Charter, a copy of which is attached hereto as Exhibit A. The Audit Committee met three times during the fiscal year ended December 31, 2000. The members of the Audit Committee are Glenn W. Marschel, Jr., Michael A. Buckman and F. William Conner. Mr. Marschel serves as Chairman.

    CORPORATE GOVERNANCE COMMITTEE. The Corporate Governance Committee, which composed of directors who may be employees of the Company, is responsible for reviewing and making recommendations with respect to the policies, programs, procedures and practices of the Company relating to the business and financial relationship between the Company, on the one hand, and Sabre on the other hand. The Corporate Governance Committee also oversees the Company's policies, practices and procedures and advises the Board of Directors regarding those matters. The Corporate Governance Committee met two times during the fiscal year ended December 31, 2000. The members of the Corporate Governance Committee are
F. William Conner, Michael A. Buckman and James J. Hornthal. Mr. Conner serves as Chairman.

    COMPENSATION/NOMINATING COMMITTEE. The Compensation/Nominating Committee, which is composed entirely of directors who are not employees or officers of the Company, is responsible for executive compensation policies and approving compensation payable to executive officers and directors of the Company and its subsidiaries and affiliates. The Compensation/Nominating Committee also oversees the design and implementation of the employee benefit plans of the Company, select participants in such plans, grant options and awards, and construe and interpret such plans. In addition, the Compensation/Nominating Committee makes recommendations to the Board of Directors of suitable candidates for election to the Board of Directors, as well as assignments to committees of the Board of Directors and promotions, changes and succession among the senior management of the Company. The Compensation/Nominating Committee met seven times during the fiscal year ended December 31, 2000. The members of the Compensation/

Nominating Committee are Michael A. Buckman, F. William Conner and Paul C. Ely, Jr. Mr. Buckman serves as Chairman.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    No member of the Audit Committee or Compensation/Nominating Committee is a current or former employee or officer of the Company or any of its affiliates, nor has any interlocking relationship with any other corporation that requires disclosure under this heading.

COMPENSATION OF DIRECTORS

    Directors who are not employees of Sabre, the Company, Travelocity.com LP (the "Partnership"), or Travelocity Holdings, Inc., a wholly-owned subsidiary of Sabre ("Travelocity Holdings"), will receive the following stock option grants:

    - upon election to the Company's Board of Directors, an option to purchase 20,000 shares of the Company's Common Stock under the Travelocity.com LP 1999 Long-Term Incentive Plan (the "Travelocity.com LP Plan"). The options will not be incentive stock options qualified under the Internal Revenue Code (the "Code"). The Board of Directors may increase any initial grant in its discretion on a case by case basis; and

    - on the date of each annual stockholders meeting if, on the date of the meeting, the director has served on the Company's Board of Directors for at least six months, an option to purchase 5,000 shares of the Company's Common Stock.

    Options granted to non-employee directors have an exercise price equal to the fair market value of the Company's Common Stock on the grant date, have a 10 year term and fully vest one year after the grant date. Directors who retire from the Board of Directors after five years of service or upon reaching the age of 65 may exercise their options for 12 months after retirement. Prior service with Sabre, Preview Travel or any of their affiliates as a director or employee counts towards this service requirement.

    Mr. Hornthal, who is a director and employee of the Company, received an option grant of 20,000 upon his election as a director and additional options during his employment with the Company. However, all such options were granted to Mr. Hornthal in his capacity as an employee of the Company.

    The Board of Directors of the Company has approved an amendment to the Travelocity.com LP Plan, which modifies the stock compensation of non-employee directors of the Company and which is described under "Proposal 2--Amendment to Travelocity.com LP 1999 Long-Term Incentive Plan."

    All directors are reimbursed for reasonable travel expenses related to attendance at board and committee meetings. Other than expense reimbursements and the stock options described above, no other compensation is paid to directors for service on the board or on any board committee.

                             EXECUTIVE COMPENSATION
                           SUMMARY COMPENSATION TABLE

    The following Summary Compensation Table sets forth the compensation for the fiscal year ending December 31, 2000 paid to: (a) each person that served as the Company's Chief Executive Officer during the fiscal year ended December 31, 2000, (b) the other executive officers whose salary and bonus for the fiscal year ended December 31, 2000 was in excess of $100,000 for services rendered in all capacities to the Company for that year and (c) the individuals for whom disclosure would have been provided pursuant to clause (b) but for the fact that such individual was not serving as an executive officer of the Company on December 31, 2000 (collectively, the "Named Executive Officers"):

                                                                                   LONG-TERM COMPENSATION(1)
                                                                            ---------------------------------------
                                          ANNUAL COMPENSATION (1)                     AWARDS              PAYOUTS
                                   --------------------------------------   --------------------------   ----------
NAME AND                                                    OTHER ANNUAL                  SECURITIES                    ALL OTHER
PRINCIPAL                FISCAL      SALARY       BONUS     COMPENSATION    RESTRICTED    UNDERLYING        LTIP      COMPENSATION
POSITION                YEAR(1)        ($)        ($)(2)         ($)        STOCK ($)     OPTIONS($)     PAYOUTS($)        ($)
--------                --------   -----------   --------   -------------   ----------   -------------   ----------   -------------
Terrell B. Jones......    2000      288,797(3)    119,487           --              --           --       $349,688(4)         --
  President and Chief
  Executive Officer
-----------------------------------------------------------------------------------------------------------------------------------
James D. Marsicano....    2000      181,658        70,755           --              --           --         37,172(5)         --
  Executive Vice
  President of Sales
  and Service
-----------------------------------------------------------------------------------------------------------------------------------
Andrew B. Steinberg...    2000      182,272        67,838           --              --           --        279,844(6)         --
  Executive Vice
  President
  Administration,
  General Counsel and
  Corporate Secretary
-----------------------------------------------------------------------------------------------------------------------------------
Ramesh K. Punwani.....    2000      158,333        61,670           --              --           --             --        30,755(7)
  Chief Financial
  Officer and
  Executive Vice
  President
-----------------------------------------------------------------------------------------------------------------------------------
Christopher               2000      167,414        65,207           --              --           --         62,297(5)    142,389(8)
  Vasiliou............
  Senior Vice
  President--
  International
-----------------------------------------------------------------------------------------------------------------------------------

(1) All amounts represent executive officer compensation earned after the merger of the Company and Preview Travel in March 2000.

(2) Represents bonus earned for services rendered during the fiscal year 2000. Payment for such services will be made in 2001 under the Company's incentive plan.

(3) Includes $35,464 of deferred compensation earned during fiscal year 2000 and paid as a contribution to the Company's Supplemental Executive Retirement Plan on behalf of Mr. Jones.

(4) Represents amount payable under Sabre's 1997-1999 performance share program for performance shares granted in 1997. Mr. Jones has elected to defer payment of the entire amount.

(5) Represents payment made by the Company for services rendered to Sabre prior to the merger between the Company and Preview Travel. Effective as of the merger, the Company assumed the liability for the payments of Mr. Marsicano's and Mr. Vasiliou's long-term incentive payouts.

(6) Represents amount payable under Sabre's 1997-1999 performance share program for performance shares granted in 1997. Of the amount disclosed, Mr. Steinberg has elected to defer payment of $181,898.

(7) Represents relocation expenses reimbursed by the Company.

(8) Includes $15,491 of vacation accrued during Mr. Vasiliou's tenure at Sabre and $126,898 of expatriate expense reimbursement paid by the Company for services performed by Mr. Vasiliou for Sabre. Effective as of the merger, the Company assumed the liability for the payment of Mr. Vasiliou's accrued compensation and reimbursements.

                             STOCKS OPTIONS GRANTED

    The following table sets forth information concerning stock options granted during fiscal year 2000 by the Company to the Named Executive Officers. Except as noted below, the grants relate to options to purchase shares of the Company's Common Stock. The Company did not grant any stock appreciation rights to any of these individuals during fiscal year 2000.

                                        OPTION/SARS GRANTS IN LAST FISCAL YEAR
-----------------------------------------------------------------------------------------------------------------------
                                                                                                POTENTIAL REALIZABLE
                                                                                               VALUE AT ASSUMED ANNUAL
                                                                                                RATES OF STOCK PRICE
                                 NUMBER OF       % OF TOTAL                                         APPRECIATION
                                SECURITIES       OPTIONS/SALES                                 FOR OPTION TERM ($)(1)
                                UNDERLYING       GRANTED TO      EXERCISE                     -------------------------
                                OPTIONS/SALES    EMPLOYEES IN      PRICE         EXPIRATION      FIVE
NAME                            GRANTED(#)       FISCAL YEAR     ($/SHARE)         DATE        PERCENT      TEN PERCENT
------------------------------  -------------    -------------   -------------   ----------   -----------   -----------
Terrell B. Jones..............        3,560(2)        4.16           18.32        10/11/06       122,876       234,294
                                     52,042(2)       60.79           24.04        10/11/06     1,498,599     3,127,370
                                      1,179(2)        1.74           23.32        04/24/07        22,800        52,509
                                     15,813(2)        9.47           33.14        04/24/08       226,145       670,590
                                     19,766(2)        1.00           53.70        04/26/09            --       181,745
                                    325,000(3)       13.49           23.84        05/16/09     4,608,691    11,928,736
                                    125,000(3)        5.19           40.25        03/14/10     3,418,640     8,423,789
James D. Marsicano............        4,537(2)        5.30           24.04        10/11/06       130,646       272,642
                                        359(2)         .42           19.43        10/11/06        11,993        23,228
                                      1,280(2)        1.89           23.37        03/21/07        24,812        57,231
                                      3,953(2)        2.37           31.83        03/23/08        35,946       131,774
                                      4,941(2)         .25           36.12        03/22/09            --        52,225
                                     33,000(3)        1.37           46.88        03/07/10       972,821     2,465,320
                                     40,000(3)        1.66           16.81        07/21/10       408,682     1,049,101
Ramesh K. Punwani.............       50,000(3)        2.07           46.88        03/07/10     1,473,971     3,735,333
                                    100,000(3)        4.15           16.81        07/12/10     1,021,705     2,622,754
Andrew B. Steinberg...........          999(2)        1.17           19.43        10/11/06        33,373        64,639
                                     21,518(2)       25.13           24.04        10/11/06       619,631     1,293,085
                                     14,151(2)        8.47           23.82        01/26/08            --       126,330
                                     13,477(2)         .68           41.54        01/25/09            --       196,036
                                     84,229(2)        4.24           44.69        12/13/09     4,287,986     9,057,452
                                     30,000(3)        1.25           46.88        03/07/10       884,383     2,241,200
                                     40,000(3)        1.66           16.81        07/12/10       408,682     1,049,101
                                      7,900(3)         .33           19.83        07/19/10        98,512       249,647
Christopher Vasiliou..........       32,000(3)        1.33           46.88        03/07/10       943,341     2,390,613
                                     15,780(3)         .66           16.81        07/12/10       161,225       413,870
                                     25,000(3)        1.04           12.69        08/25/10       199,477       505,515

------------------------------
(1) Pursuant to the rules of the Securities and Exchange Commission ("SEC"), the amounts under these columns reflect calculations at assumed 5% and 10% appreciation rates and, therefore, are not intended to forecast future appreciation, if any, of the respective underlying common stocks. The potential realizable value to the optionees was computed as the difference between the appreciated value, at the expiration dates of the stock options, of the applicable underlying common stock obtainable upon exercise of such stock options over the aggregate exercise price of such stock options.

     THE AMOUNT OF GAIN TO THE OPTIONEES IS DEPENDENT ON THE AMOUNT OF INCREASE IN THE PRICE OF THE APPLICABLE UNDERLYING COMMON STOCK, WHICH WOULD BENEFIT ALL THE RESPECTIVE STOCKHOLDERS PROPORTIONATELY. THESE POTENTIALLY REALIZABLE VALUES ARE BASED SOLELY ON ARBITRARILY ASSUMED RATES OF APPRECIATION REQUIRED BY APPLICABLE SEC REGULATIONS. ACTUAL GAINS, IF ANY, ON STOCK OPTION EXERCISES ARE DEPENDENT ON THE FUTURE PERFORMANCE OF THE APPLICABLE COMMON STOCK, OVERALL MARKET CONDITIONS AND THE TIMING OF THE EXERCISE THEREOF BY EACH RESPECTIVE OPTIONEE. THERE CAN BE NO ASSURANCE THAT THE AMOUNTS REFLECTED IN THE TABLE WILL BE ACHIEVED.

(2) Represents options to purchase shares of Sabre's Class A Common Stock that were converted into options to purchase shares of the Company's Common Stock under the Travelocity Holdings, Inc. 1999 Long-Term Incentive Plan. The converted options are subject to their original vesting schedule, which provided for vesting in annual 20% increments over five years from the original grant date. The converted options retain their original 10 year term. The number of shares subject to the converted options and the exercise price of the converted options were determined by use of a ratio of the market price of Sabre's Class A Common Stock to the market price of Preview Travel's Common Stock immediately prior to the merger.

(3) Represents options granted under the Travelocity Holdings, Inc. 1999 Long-Term Incentive Plan. These options will vest 25% on the first anniversary of the date of grant, and the remainder will vest in equal increments monthly over the following 36 months until fully vested on the fourth anniversary of the grant. These options have a 10 year term.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

    The following table sets forth certain information concerning stock options exercised during fiscal year 2000 by the Named Executive Officers and the number and value of unexercised in-the-money options for the Company's Common Stock at December 31, 2000. The actual amount, if any, realized upon exercise of stock options will depend upon the amount by which the market price of the Company's Common Stock on the date of exercise exceeds the exercise price. The actual value realized upon the exercise of unexercised in-the-money stock options (whether exercisable or unexercisable) may be higher or lower than the values reflected in this table.

                                                                     NUMBER OF SECURITIES
                                                                          UNDERLYING                VALUE OF UNEXERCISED
                                                                  UNEXERCISED OPTIONS/ SARS             IN-THE-MONEY
                                                                          AT FISCAL                OPTIONS/SARS AT FISCAL
                                      SHARES                               YEAR END                     YEAR-END ($)
                                    ACQUIRED ON      VALUE      ------------------------------   ---------------------------
NAME                                EXERCISE(#)   REALIZED($)   EXERCISABLE(1)   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                                -----------   -----------   --------------   -------------   -----------   -------------
Terrell B. Jones..................        --             --        125,383          716,977         224,384       826,967
James D. Marsicano................        --             --         26,908          136,162          48,619       437,311
Ramesh K. Punwani.................        --             --             --          150,000              --       818,750
Andrew B. Steinberg...............        --             --         28,604          183,670          15,878       395,390
Christopher Vasiliou..............        --             --             --           72,780              --       437,011

------------------------------
(1) Represents options to purchase Sabre's Class A Common Stock that were converted into options to purchase the Company's Common Stock in connection with the March 7, 2000 merger of Preview Travel and the Company.

              LONG-TERM INCENTIVE PLAN--AWARDS IN LAST FISCAL YEAR

    All stock option grants to the Named Executive Officers under the "Stock Options Granted" section above were awarded under the Travelocity.com Holdings, Inc. 1999 Long-Term Incentive Plan.

                   EXECUTIVE TERMINATION BENEFITS AGREEMENTS/
                             EMPLOYMENT AGREEMENTS

    The Company has executive termination benefits agreements (collectively, the "Agreements" and individually, an "Agreement") with certain of its officers through Travelocity Holdings. Each of Terrell B. Jones, Ramesh K. Punwani, James
D. Marsicano and Andrew B. Steinberg has an Agreement with the Company.

    The benefits provided by the Agreements are triggered by the termination of an officer: (i) by the Company within 24 months following a change in control or a change in the equity structure of the Company; (ii) by the Company within 180 days prior to a change in control or a change in the equity structure of the Company; or (iii) by the officer for good reason within 24 months following a change in control or a change in the equity structure of the Company. If the officer's employment is terminated for cause or as a consequence of death, disability or retirement, benefits under the Agreements are not triggered. Under Mr. Jones' executive termination agreement, his right to receive benefits following termination is subject to a covenant on the part of the officer not to compete with the business of the Company for a period of 24 months following the date of termination. Under Mr. Punwani's, Mr. Marsicano's and Mr. Steinberg's respective executive termination agreements, an officer's right to receive benefits following termination is subject to a covenant on the part of the officer not to compete with the business of the Company for a period of 12 months following the date of termination.

    Under the Agreements, a change in control of the Company occurs if: (i) a person, other than the Company or a subsidiary or employee benefit plan maintained by the Company acquires both: (A) 25% or more of the voting power of the Company's outstanding stock, and (B) a percentage of the then outstanding voting securities equal to or greater than the percentage of voting power as is represented by the voting securities owned by Sabre; (ii) if the individuals who constitute the Board of Directors cease for any reason to constitute the Board of Directors, unless those individuals becoming new directors are approved by a vote of at least a majority of the incumbent Board of Directors; (iii) upon the consummation of a merger, consolidation or similar reorganization; (iv) the sale or other disposition of all or substantially all of the assets of the Company; or (v) the complete liquidation or dissolution of the Company.

    For purposes of the Agreements, a change in equity structure means any transaction or series of transactions by which Sabre or the Company:
(i) acquires all of the outstanding stock of the Company, or (ii) converts into or exchanges the Common Stock of the Company for any security of Sabre.

    Mr. Jones' executive termination agreement with the Company provides that upon a termination discussed above, Mr. Jones will receive in a lump sum payment: (i) if a change of control has occurred, two times the greater of:
(A) the sum of his annual base salary and target bonus as in effect on the termination date, or (B) the sum of his annual base salary and target bonus in effect on the change of control date; or (ii) if a change in equity structure has occurred, the greater of: (A) the sum of his annual base salary and his annual target bonus as in effect at the termination date, or (B) the sum of his annual base salary and his annual target bonus as in effect at the change in equity structure date. In addition, the Company will continue to provide health and other insurance benefits to Mr. Jones for a 24 month period in the case of a change of control, or for a 12 month period, in the case of a change in equity structure. In each case, the vesting and exercisability of Mr. Jones' stock awards will be accelerated.

    With respect to each of Messrs. Marsicano, Punwani and Steinberg, executive termination agreements with the Company provide that upon a termination discussed above, each of them will receive, in a lump sum payment: (i) if a change of control has occurred, the greater of: (A) the sum of his annual base salary and his target bonus as in effect on the termination date, or (B) the sum of his annual base salary and his target bonus in effect on the change of control date; or (ii) if a change in equity structure has occurred, the greater of: (A) the sum of 1/2 times his annual base salary and 1/2 his annual target bonus as in effect at the termination date, or (B) the sum of 1/2 times his annual base salary and 1/2 times his annual target bonus as in effect at the change in equity structure date. In addition, the Company will continue to provide health and other insurance benefits to each of them for a 12 month period in the case of a change of control, or for a six month period, in the case of a change in equity structure. In each case, the vesting and exercisability of stock awards will be accelerated.

                             AUDIT COMMITTEE REPORT

INTRODUCTION

    The Audit Committee of the Board of Directors (the "Audit Committee") is comprised of Glenn W. Marschel, Jr., Michael A. Buckman and F. William Conner, all of whom qualify as independent members of the Audit Committee under Rule 4200(a)(15) of the National Association of Securities Dealers, Inc.'s listing standards. Mr. Marschel serves as Chairman of the Audit Committee. The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors, as well as the other matters set forth in the charter attached hereto as Exhibit A. Management of the Company is responsible primarily for the effectiveness of the Company's accounting policies and practices, financial reporting and internal controls. During the fiscal year ended
December 31, 2000, the Company paid Ernst & Young LLP, its independent auditors, $202,000 for auditing services and $400,000 for other services, including $346,000 of audit-related services.

INDEPENDENCE REVIEW

    During fiscal year 2000, the Audit Committee met three times. In conjunction with other activities during fiscal year 2000, the Audit Committee reviewed and discussed the Company's audited financial statements with management of the Company. The members of the Audit Committee also discussed with the Company's independent auditors the matters required by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380) and considered the compatability of nonaudit services with the auditor's independence. The Audit Committee received from the Company's independent auditors the written disclosures and the letter required by the Independence Standards Board Standard No. 1, and discussed with the independent certified accountants the independent auditors independence.

    Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Glenn W. Marschel, Jr., Chairman
Michael A. Buckman
F. William Conner

                    COMPENSATION/NOMINATING COMMITTEE REPORT

COMMITTEE ROLE IN OVERSEEING EXECUTIVE COMPENSATION POLICY

    A primary role of the Compensation/Nominating Committee (the "Committee") is to determine and oversee the administration of compensation for the executive officers of the Company. In this capacity, the Committee is dedicated to ensuring that the Company's compensation policies and practices effectively support the achievement of the Company's short-term and long-term business objectives.

    It is the Committee's overall goal to develop executive compensation policies that are consistent with, and linked to, strategic business objectives and the Company's values. The Committee approves the design of, assesses the effectiveness of, and administers executive compensation programs in support of these compensation policies. The Committee also reviews and approves all salary arrangements and other remuneration for executives, evaluates executive performance, and considers related matters.

COMPENSATION PHILOSOPHY

    The Company's primary business objective is to maximize stockholder value over the long-term. The Company's strategy is to leverage its strengths as a database-driven, travel marketing and transaction company to enhance our position as the lease in online travel services. The Company's compensation policies are intended to facilitate the achievement of its business strategy.

    The Committee believes that compensation opportunities should enhance the Company's ability to attract, retain, and encourage the development of exceptionally knowledgeable and experienced executive officers upon whom, in large part, the successful operation and management of the Company depends. An integrated total compensation program should be structured to appropriately balance short-term and long-term business and financial strategic goals. A significant amount of pay for executive officers should be comprised of long-term, at-risk pay to align executive interests with stockholder interests. Salary and annual incentives should be sufficient to be competitive for retention purposes.

    As part of its overall compensation philosophy, the Committee has determined appropriate target levels for base salary, annual incentives, long-term compensation and total compensation. In general, the Committee has determined that total compensation should be targeted at least at the 50th percentile of the market but individual pay determinations will be based on individual responsibilities and contributions, and in some instances the Committee has targeted compensation at above the 50th percentile of the market. To the extent the Committee determines that individual compensation levels fall below the targeted levels, the Committee will adjust these compensation levels as appropriate.

    Competitive market data is provided by an independent compensation consultant. The data provided compares the Company's compensation practices to a group of comparator companies. The Company's market, for compensation comparison purposes, is comprised of a group of companies that tend to have business operations and similar sales volumes, market capitalizations, employment levels, and lines of business. The Committee reviews and approves the selection of companies used for compensation comparison purposes.

    The companies chosen for the comparator group used for compensation purposes generally are not the same companies that comprise the peer group index in the performance graph included in this proxy statement. The Committee believes that the Company's most direct competitors for executive talent are not necessarily the same companies that would be included in a peer group established for comparing stockholder returns.

    The key elements of the Company's executive compensation are base salary, long-term compensation, stock options and other benefits. These key elements are addressed separately below. In determining compensation, the Committee considers all elements of an executive officer's total compensation package, including such things as insurance, severance plans and other benefits.

BASE SALARIES

    The Committee regularly reviews each executive officer's base salary. Base salaries for executive officers are initially determined by evaluating each executive's level of responsibility, prior experience, breadth of knowledge, internal equity issues and external pay practices. Base salaries offer security to executives and allow the Company to attract competent executive talent and maintain a stable management team.

LONG-TERM INCENTIVES

    In keeping with the Company's desire to provide a total compensation package that favors at-risk components of pay, long-term incentives comprise the largest portion of a Named Executive Officer's total compensation package. The Committee's objective is to provide executive officers with long-term incentive award opportunities that are competitive with the market.

    When awarding long-term incentives, the Committee considers each executive officer's levels of responsibility, prior experience, historical award data, various performance criteria and compensation practices at comparator companies.

    Long-term incentives are provided pursuant to the Company's long-term incentive plans, the Travelocity.com LP Plan or the Travelocity Holdings, Inc. 1999 Long-Term Incentive Plan. Under these plans, stock options may be granted to non-employee directors, officers, managers and key employees of the Company and its affiliates. The purpose of equity participation is to align the interests of the Company's executive officers with the interests of the Company's stockholders and the Company's growth in real value over the long-term. To date, the Company has granted only nonqualified stock options.

STOCK OPTIONS

    Options to purchase the Company's Common Stock are exercisable for 10 years from the date of grant, have an exercise price equal to fair market value on the date of grant and generally vest 25% on the first anniversary of the date of grant, with the remainder vesting monthly in equal increments over the following 36 months. This approach is designed to provide an incentive to create stockholder value over the long-term, because the full benefit of the stock option compensation package cannot be realized unless stock appreciation occurs over a number of years.

    The Committee determines the number of options to be granted based upon a subjective evaluation of the executive's: (i) current performance;
(ii) retention value; and (iii) compensation relative to comparator companies. The number of stock options awarded, if any, depends upon the executive's rating with respect to these factors.

BENEFITS

    Benefits offered to key executive officers serve a different purpose than other elements of compensation. In general, they protect against financial catastrophes that can result from illness, disability or death. Benefits offered to key executives are generally those offered to the general employee population.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

    Mr. Jones has served as the Company's President and Chief Executive Officer since March 2000. The Committee approved an annual base salary of $350,000 for the fiscal year ending December 31, 2001, and a target annual bonus for fiscal year 2001 of 100% of his salary for such year. This cash compensation was based on the Committee's evaluation of Mr. Jones' contribution to the Company as well as the amount of his compensation relative to chief executive officers of comparator companies.

CODE SECTION 162 CONSIDERATIONS

    Section 162 of the Code provides that annual executive compensation in excess of $1 million will not be deductible for purposes of corporate income taxes unless it is performance-based compensation and is paid pursuant to plans meeting certain requirements of the Code. To satisfy these requirements, and to preserve objectivity, the Committee, composed of independent, non-employee directors, approves such plans. The Committee intends to continue reliance on performance-based compensation programs. Such programs will be designed to fulfill, in the best possible manner, future corporate business objectives. To the extent consistent with this goal, the Committee currently anticipates that such programs will also be designed to satisfy the requirements of Section 162 of the Code with respect to the deductibility of compensation paid.

CONCLUSION

    The Committee believes that these executive compensation policies and programs are in the best interests of stockholders and the Company. The Committee will continue to review and monitor the Company's compensation policies and programs to ensure that they meet the needs of the Company.

SUBMITTED BY THE COMPENSATION/NOMINATING COMMITTEE OF THE BOARD OF DIRECTORS

Michael A. Buckman, CHAIRMAN
F. William Conner
Paul C. Ely, Jr.

                               PERFORMANCE GRAPH

    The following graph compares the change in the Company's cumulative total stockholder return on its Common Stock with the cumulative total return on the published NASDAQ Market Index and the cumulative total return on an index of peer companies, the Internet Software and Services Industry Group 852, calculated by Media General Financial Services, Inc., in each case over the period from March 8, 2000 to December 31, 2000. The Company believes that although total stockholder return is an indicator of corporate performance, it is subject to the vagaries of the market.

                        CUMULATIVE TOTAL RETURN(1) ON A
                     $100 INVESTMENT MADE ON MARCH 8, 2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            TRAVELOCITY.COM  PEER (2)  NASDAQ MARKET INDEX
3/8/2000             100.00    100.00               100.00
12/31/2000            27.64     20.84                49.92

(1) Defined as stock price appreciation plus dividends paid, assuming reinvestment of dividends.

(2) The peer group is made up of approximately 342 Internet Software and Services companies, defined by Media General Financial Services, Inc., as Industry Group 852.

                            OWNERSHIP OF SECURITIES

SECURITIES OWNED BY DIRECTORS AND EXECUTIVE OFFICERS

    As of March 22, 2001, each director, the Named Executive Officers, and all directors and executive officers, as a group, owned (directly or beneficially), or had been granted, securities or rights equivalent to the shares of the Company's Common Stock indicated in the table below:

                                               PERCENT                      SABRE CLASS A
                                 COMPANY          OF       TOTAL COMPANY       COMMON       PERCENT OF
NAME OF BENEFICIAL OWNER     COMMON STOCK(1)    CLASS     EQUITY STAKE(2)       STOCK         CLASS
------------------------     ---------------   --------   ---------------   -------------   ----------
William J. Hannigan........           --          --                --         338,781            *
Michael A. Buckman.........       20,000(3)        *            26,000              --           --
F. William Conner..........       25,000(3)        *            26,000              --           --
Paul C. Ely, Jr............       20,000(3)        *            24,500          23,399            *
Michael S. Gilliland.......           --          --                --              --            *
Jeffery M. Jackson.........           --          --                --         117,036            *
James J. Hornthal..........    1,121,376(4)      6.6%        1,144,876              --           --
Glenn W. Marschel, Jr......       20,000(3)        *            24,000          36,399            *
Terrell B. Jones...........      284,040(5)      1.7%          993,760              --           --
James D. Marsicano.........       47,565(6)        *           221,886              --           --
Ramesh K. Punwani..........       14,725(7)        *           220,142              --           --
Andrew B. Steinberg........       45,441(8)        *           277,274              --           --
Christopher Vasiliou.......        9,333(9)        *           114,180              --           --
Directors and Executive
  Officers as a group (13
  persons).................    1,607,480         9.5%        3,070,260         515,615            *

------------------------

*   Less than 1%

(1) A person is deemed to be the beneficial owner of securities that may be acquired by such person within 60 days from March 22, 2001 upon the exercise of options. Each beneficial owner's percentage ownership is determined by assuming that options that are held by such person (but not those held by any other person) and which are exercisable within 60 days of March 22, 2001 have been exercised.

(2) Represents all of the shares of the Company's Common Stock and stock options owned by each individual, including shares of Common Stock owned directly and beneficially, and vested and unvested stock options regardless of vesting period.

(3) Consists of stock options granted under the Travelocity.com LP Plan upon election as a director of the Company. Such stock options will vest within the next 60 days. With respect to Mr. Conner, the amount of Common Stock indicated above also includes 5,000 shares of the Company's Common Stock purchased on the open market.

(4) Consists of 960,043 shares held by various trusts and a foundation established by Mr. Hornthal, for which he is a co-trustee. Mr. Hornthal disclaims ownership of all such shares. The shares disclosed also represent 260,000 stock options to purchase shares of Preview Travel's Common Stock that were converted into options to purchase shares of the Company's Common Stock in connection with the merger between the Company and Preview Travel. Such stock options are now exercisable. The remaining 1,333 shares of represent purchases of the Company's Common Stock made by the Company on behalf of Mr. Hornthal under the Travelocity Holdings, Inc. Employee Stock Purchase Plan.

(5) Consists of stock options to purchase 46,182 shares of Sabre's Class A Common Stock that were converted into stock options to purchase shares of the Company's Common Stock in connection with the merger between the Company and Preview Travel, and 236,458 stock options granted under the Travelocity Holdings 1999 Long-Term Incentive Plan. Such stock options have vested or will vest within the next 60 days. The remaining shares represent 1,400 shares of the Company's Common Stock purchased on the open market.

(6) Consists of stock options to purchase 7,436 shares of Sabre's Class A Common Stock that were converted into stock options to purchase shares of the Company's Common Stock in connection with the merger between the Company and Preview Travel. The remaining shares consist of stock options to purchase 39,313 shares of the Company's Common Stock under the Travelocity
    Holdings, Inc. 1999 Long-Term Incentive Plan, and 816 shares that were purchased under the Travelocity Holdings, Inc. Employee Stock Purchase Plan.

(7) Consists of stock options granted under the Travelocity Holdings, Inc. 1999 Long-Term Incentive Plan, which will vest in the next 60 days, and 142 shares of the Company's Common Stock purchased by the Company on behalf of Mr. Punwani under the Travelocity Holdings, Inc. Employee Stock Purchase Plan.

(8) Consists of stock options to purchase 36,691 shares of Sabre's Class A Common Stock that were converted into stock options to purchase shares of the Company's Common Stock in connection with the merger between the Company and Preview Travel, and stock options to purchase 8,750 shares of the Company's Common Stock under the Travelocity Holdings, Inc. 1999 Long-Term Incentive Plan. Such stock options have vested or will vest within the next 60 days.

(9) Represents stock options granted under the Travelocity Holdings, Inc. 1999 Long-Term Incentive Plan that have vested or will vest in the next 60 days.

SECURITIES OWNED BY CERTAIN BENEFICIAL OWNERS

    As of March 22, 2001, the following companies have informed the Company they were the beneficial owners of more than 5% of the Company's outstanding Common Stock.

                                SHARES OF CLASS A COMMON      SHARES OF COMMON STOCK
                              STOCK BENEFICIALLY OWNED AND    BENEFICIALLY OWNED AND
                               PERCENTAGE OF OUTSTANDING          PERCENTAGE OF
                                      SHARES AS OF           OUTSTANDING SHARES AS OF
                                     MARCH 22, 2001               MARCH 22, 2001
                              ----------------------------   ------------------------
NAME AND ADDRESS                  NUMBER         PERCENT        NUMBER       PERCENT
----------------              ---------------   ----------   -------------   --------
Sabre Holdings                 33,000,000(1)       100%              --         --
  Corporation...............
  4255 Amon Carter Blvd.               --           --        2,033,970(2)    12.0%
  Fort Worth, Texas 76155
FMR Corp. ..................           --           --        2,418,476(3)    14.3%
  82 Devonshire Street
  Boston, Massachusetts
  02109
Fidelity International                 --           --        2,102,030(3)    12.4%
  Limited .
  Pembroke Hall
  42 Coronal
  Hamilton, Bermuda
Par Investment Partners,               --           --          943,075        5.6%
  L.P.......................
Par Group, L.P.
Par Capital Management, Inc.
  One Financial Center,
  Suite 1600
  Boston, Massachusetts
  02111

                                SHARES OF CLASS A COMMON      SHARES OF COMMON STOCK
                              STOCK BENEFICIALLY OWNED AND    BENEFICIALLY OWNED AND
                               PERCENTAGE OF OUTSTANDING          PERCENTAGE OF
                                      SHARES AS OF           OUTSTANDING SHARES AS OF
                                     MARCH 22, 2001               MARCH 22, 2001
                              ----------------------------   ------------------------
NAME AND ADDRESS                  NUMBER         PERCENT        NUMBER       PERCENT
----------------              ---------------   ----------   -------------   --------
Goldman Sachs Asset                    --           --        1,894,340       11.2%
  Management ...............
  32 Old Slip
  New York, New York 10005
Goldman Sachs Trust on                 --           --          925,540        5.5%
  Behalf of
  Goldman Sachs Internet
  Tollkeeper Fund ..........
  32 Old Slip
  New York, New York 10005
Capital Research and                   --           --        1,388,000        8.2%
  Management Company .......
  333 South Hope Street
  Los Angeles, California
  90071
AT&T Corp. .................           --           --          932,539        5.5%
  32 Avenue of the Americas
  New York, New York 10013
AOL Time Warner Inc. .......           --           --          851,312        5.0%
  75 Rockefeller Plaza
  New York, New York 10019

------------------------

(1) Travelocity Holdings holds 33,000,000 shares of the Company's Class A Common Stock, which is convertible as a class into 3,000,000 shares of the Company's Common Stock. Travelocity Holdings holds 30,000,000 units of the Partnership. Travelocity Holdings also has the right to exchange one unit of the Partnership and one share of the Company's Class A Common Stock for one share of the Company's Common Stock at any time. If Travelocity Holdings exercised its right to convert its partnership units into Common Stock, then the Company would have approximately 50.0 million Common Stock equivalent shares outstanding. On a converted basis, Travelocity Holdings owns approximately 66% of the outstanding shares of the Company's Common Stock. Sabre is a beneficial owner of these shares based on 100% ownership of Travelocity Holdings.

(2) Amounts consist of shares beneficially owned by Sabre through its subsidiaries.

(3) Based on the amended Schedule 13G filed on February 15, 2001 by FMR Corp., Abigail P. Johnson and Edward C. Johnson 3d, Fidelity Management & Research Company ("Fidelity"), a wholly-owned subsidiary of FMR Corp. and an investment adviser registered under Section 203 of the Investment Advisors Act of 1940, is the beneficial owner of 1,995,176 shares of the Company's Common Stock as a result of acting as an investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. Each of FMR Corp., Edward C. Johnson 3d and the Fidelity funds have sole power to dispose of 1,995,176 shares owned by the funds. However, neither FMR Corp. nor Edward C. Johnson 3d has the sole power to vote or direct the voting of the shares owned directly by the Fidelity funds.

    Fidelity Management Trust Company, a wholly-owned subsidiary of FMR Corp. and a bank as defined in Section 3(a)(6) of the Exchange Act, is the beneficial owner of 423,300 shares of the Company's Common Stock as a result of its serving as an investment manager of the institutional account(s). Each of Edward C. Johnson 3d and FMR Corp., through its control of Fidelity Management Trust Company, has sole dispositive power over 423,300 shares and sole power to vote or to direct the voting of 423,300 shares of the Company's Common Stock owned by the institutional account(s).

    Strategic Advisers, Inc., a wholly-owned subsidiary of FMR Corp. and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, provides investment advisory services to individuals. It does not have sole power to vote or direct the voting of shares of certain securities held for clients and has sole dispositive power over such securities. As such, FMR Corp.'s beneficial ownership may include shares beneficially owned through Strategic Advisers, Inc.

    Members of the Edward C. Johnson 3d family are the predominant owners of Class B shares of Common Stock of FMR Corp., representing approximately 49% of the voting power of FMR Corp. Mr. Johnson owns 12% and Abigail Johnson owns 24.5% of the aggregate outstanding voting stock of FMR Corp.
    Mr. Johnson is Chairman of FMR Corp. and Abigail P. Johnson is a director of FMR Corp. The Johnson family group and all other Class B stockholders have entered into a stockholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Accordingly, through their ownership of voting stock of FMR Corp. and the execution of the stockholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR Corp.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Exchange Act ("Section 16(a)") requires the Company's officers and directors, and persons who own more than 10% (or greater) of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC and the National Association of Securities Dealers, Inc. Such officers, directors and 10% stockholders are also required by the Securities and Exchange Commission's rules to furnish the Company with copies of all such forms that they file. To the Company's knowledge, based solely on its review of the copies of such forms received by the Company, or written representations from certain reporting persons that no other reports were required for such persons, the Company believes that during the fiscal year ended December 31, 2000, all
Section 16(a) filing requirements applicable to its officers, directors and 10% (or greater) stockholders were timely filed except with respect to James J. Hornthal, who made a late filing on Form 5 in February 2001.

                PROPOSAL 2--AMENDMENT TO TRAVELOCITY.COM LP 1999
                            LONG-TERM INCENTIVE PLAN

    The Board of Directors of the Company has approved an amendment to the Travelocity.com LP Plan that will:

    - provide that each non-employee member of the Board of Directors receive a grant of 1,000 nonqualified stock options for attending each meeting of the Board of Directors;

    - provide that each non-employee member of the Board of Directors receive a grant of 500 nonqualified stock options for attending each committee meeting of the Board of Directors; and

    - eliminate the annual option grant of up to 10,000 nonqualified stock options for non-employee members of the Board of Directors.

The Board of Directors has directed that these amendments be submitted to the stockholders for approval.

    The Travelocity.com LP Plan was initially adopted during 1999. In the opinion of the Board of Directors, it is appropriate to amend the Travelocity.com LP Plan to change the manner in which non-employee members of the Board of Directors are compensated to better align their interests with the interests of the Company's stockholders. For purposes of the Travelocity.com LP Plan, non-employee directors of the Company do not include former employees of the Company, or employees of the Company, Sabre, AMR Corporation or any affiliate of the Company.

    The following description of the Travelocity.com LP Plan is qualified in its entirety by reference to the full text of the Travelocity.com LP Plan and Amendment No. 1 to the Travelocity.com LP Plan ("Amendment No. 1"), copies of which are attached as Exhibit B to this proxy statement in the form as amended pursuant to this proposal.

    PURPOSE. The purpose of the Travelocity.com LP Plan is to secure for the Company and its stockholders the benefits arising from stock ownership by selected employees, consultants and non-employee directors of the Company or its subsidiaries as the Board of Directors of the Company, or a committee constituted for such purpose, may from time to time determine. The Company believes that the possibility of participation in the Travelocity.com LP Plan through receipt of incentive options and nonqualified options will provide participants an incentive to perform more effectively and will assist the Company in attracting and retaining people of outstanding talent and ability. Incentive options and nonqualified options are referred to as stock options.

    TERM. The Travelocity.com LP Plan was initially adopted during 1999 with a 10 year term. However, the Board of Directors may terminate the Travelocity.com LP Plan at any time so long as such action does not impair the rights of any holder of outstanding options.

    ADMINISTRATION. The Travelocity.com LP Plan is administered by the Board of Directors or the Compensation/Nominating Committee. The administrative body for the Travelocity.com LP Plan is referred to in these materials as the committee. All questions of interpretation and application of the Travelocity.com LP Plan are determined by the Board of Directors or the committee.

    PARTICIPATION. All employees, consultants and non-employee directors of the Company or any subsidiary of the Company are eligible to receive option awards under the Travelocity.com LP Plan. The Board of Directors or the committee shall determine from time to time the individuals who are to receive stock options under the Travelocity.com LP Plan. During the lifetime of participants, incentive options shall be exercisable only by the optionee, and no incentive options will be transferable otherwise than by will or the laws of descent and distribution. The committee may permit an optionee to transfer a nonqualified option to a family member or a trust benefiting family members.

    SHARES OF STOCK AVAILABLE FOR GRANT. A total of 1,628,380 shares of the Company's Common Stock are currently available for issuance under the Travelocity.com LP Plan, including 1,951,636 additional shares that became available under the Travelocity.com LP Plan's "evergreen" provision on January 1, 2001. The number of authorized shares hereunder will increase automatically on January 1, 2002 and January 1, 2003, by a number of shares equal to the lesser of (i) 3% of the total number of shares of the Company's Common Stock outstanding as of such date or (ii) 4% of the total number of shares of the Company's Common Stock outstanding on such date MINUS the number of additional shares issued or subject to awards under the Travelocity Holdings, Inc. 1999 Long-Term Incentive Plan in connection with the equivalent additional annual award authorization thereunder. However, no incentive stock options shall be issuable with respect to the additional options authorized under this "evergreen" provision. The shares may be either authorized and unissued shares or authorized, issued and outstanding shares (including, at the discretion of the Board of Directors, shares purchased in the market). In the event a stock option expires unexercised, is terminated, or is canceled or forfeited, the shares of Common Stock allocable to the unexercised portion of that stock option may again be subject to a stock option under the Plan.

    The Travelocity.com LP Plan provides that in the event of any change in the outstanding shares of Common Stock of the Company by reason of any stock dividend, split, spinoff, recapitalization, merger, consolidation, combination, exchange of shares of other similar change, the aggregate number of shares of stock with respect to which awards may be made under the Travelocity.com LP Plan, the terms and the number of shares of any outstanding stock options, and the purchase price of a share of stock under stock options, shall be equitably adjusted by the committee.

    STOCK OPTIONS. The Committee may designate a stock option as an incentive option or a nonqualified option. Incentive options may be awarded to only employees. The terms of each stock option shall be set out in a written option agreement that incorporates the terms of the Travelocity.com LP Plan.

    The purchase price per share of Common Stock under each stock option shall be determined by the Committee, and in the case of incentive stock options, may not be less than the fair market value of a share of Common Stock on the date of grant. Stock options may not be exercisable after 10 years from the date of grant. Additionally, the grant of incentive options to an employee owning over 10% of the voting stock of the Company must be at an exercise price of not less than 110% of the fair market value of the stock on the date of grant, and the incentive option may not be exercisable after five years from the date of grant. The aggregate fair market value of all shares of Common Stock with respect to which incentive options are exercisable for the first time by any optionee during any one calendar year shall not exceed $100,000. On
April 2, 2001, the closing price of the Company's Common Stock was $14.88 per share.

    Stock options may be exercised by payment of the stock option price in cash or, with approval of the Committee, in shares of Common Stock valued at fair market value on the date of exercise or by delivery of a promissory note. An optionee may also make payment by delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker approved by the Company that upon such broker's sale of shares with respect to which such option is exercised, it is to deliver promptly to the Company the amount of sales proceeds necessary to satisfy the option exercise price and any required withholding taxes. Special rules apply which limit the time of exercise of a stock option following an employee's termination of employment.

    GRANTS OF NONQUALIFIED OPTIONS TO NON-EMPLOYEE DIRECTORS. Prior to the adoption of Amendment No. 1, the Travelocity.com LP Plan provided for the automatic grant of nonqualified options for up to 20,000 shares to newly elected non-employee directors, and for the automatic annual grant of nonqualified options for up to 10,000 shares each year for continuing non-employee directors. The Board of Directors has approved an amendment to the Travelocity.com LP Plan that changes the compensation for non-employee directors. As amended, the Travelocity.com LP Plan will provide for the automatic grant of nonqualified options for up to 20,000 shares to newly elected non-employee directors, and for the automatic grant of nonqualified options for 1,000 shares for each meeting of the Board of Directors that is attended by a non-employee director and 500 nonqualified options for each committee meeting of the Board of Directors that is attended by a non-employee director. Options awarded to non-employee directors pursuant to this amendment are contingent on the approval of the amendment by the Company's stockholders.

    AMENDMENT OF THE TRAVELOCITY.COM LP PLAN. The Board of Directors may amend, suspend or terminate the Travelocity.com LP Plan at any time. If stockholder approval of any amendment to the Travelocity.com LP Plan is necessary or desirable under the Exchange Act, or the Code, then the effectiveness of any such amendment may be conditioned upon its approval by the stockholders. No amendment, rescission, suspension or termination of the Travelocity.com LP Plan shall be allowed if such amendment, rescission, suspension or termination impairs or alters the rights or obligations of existing optionees, except with their consent.

    CHANGE IN CONTROL. Upon a Change in Control (as defined in the Travelocity.com LP Plan) of the Company, all outstanding stock options shall become fully vested and exercisable (unless otherwise provided in the optionee's stock option agreement).

    FEDERAL TAX CONSEQUENCES. The grant of incentive options to an employee does not result in any income tax consequences. The exercise of an incentive option generally does not result in any income tax consequences to an employee if (i) the incentive option is exercised by the employee during his employment with the Company or a subsidiary of the Company, or within a specified period after termination of employment, and (ii) the employee does not dispose of shares acquired pursuant to the exercise of an incentive option before the expiration of two years from the date of grant of the incentive option or one year after exercise and the transfer of the shares to him, whichever is later. This time period is referred to as the holding period. However, the excess of the fair market value of the shares of Common Stock as of the date of exercise over the option exercise price is includable in an employee's alternative minimum taxable income in the year of exercise.

    An employee who disposes of his incentive option shares prior to the expiration of the holding period described in the preceding paragraph, which is referred to as an early disposition, generally will recognize ordinary income in the year of sale in an amount equal to the excess, if any, of (a) the lesser of
(i) the fair market value of the shares as of the date of exercise or (ii) the amount realized on the sale, over (b) the incentive option price. Any additional amount realized on an early disposition should be treated as capital gain to the employee, short or long-term, depending on the employee's holding period for the shares.

    The Company will not be entitled to a deduction as a result of the grant of an incentive option, the exercise of an incentive option, or the sale of incentive option shares after the holding period. If an employee disposes of incentive option shares in an early disposition, the Company would be entitled to deduct the amount of ordinary income recognized by the employee.

    The grant of nonqualified options under the Travelocity.com LP Plan will not result in the recognition of any taxable income by the optionee. An optionee will recognize ordinary income on the date of exercise of the nonqualified option equal to the excess, if any, of (i) the fair market value of the shares acquired as of the exercise date, over (ii) the exercise price. The income reportable on exercise of a nonqualified option is subject to federal income and employment tax withholding. Generally, the Company will be entitled to a deduction for its taxable year within which the optionee recognizes compensation income in a corresponding amount.

    SECTION 162(m). Section 162(m) of the Code places a limit on the deductibility for federal income tax purposes of the compensation paid to certain executive officers of the Company. Certain performance-based compensation (such as the compensation recognized upon exercise of nonqualified options awarded under the Travelocity.com LP Plan) is not subject to this deduction limit.

    GRANTS UNDER THE TRAVELOCITY.COM LP PLAN. Grants made under the Travelocity.com LP Plan since the Board of Directors approved the amendment set forth in this proposal are subject to stockholder approval of such amendment. Accordingly, the benefits or amounts that will be received as a result of these amendments are not currently determinable.

VOTE REQUIRED FOR APPROVAL

    The affirmative vote of a majority of the voting power of the Common Stock and Class A Common Stock, voting together as a single class, present in person or presented by proxy and entitled to vote at the annual meeting is required to approve the amendment to Travelocity.com LP Plan.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                            A VOTE FOR THIS PROPOSAL

                PROPOSAL 3--RATIFICATION OF SELECTION OF AUDITOR

    Based upon the recommendation of the Audit Committee, the Board of Directors has selected Ernst & Young LLP to serve as the Company's independent auditors for the fiscal year ending December 31, 2001. Stockholders will be requested to ratify the Board of Directors' selection. Representatives of Ernst & Young LLP are expected to be present at the annual meeting and will have the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions from stockholders.

VOTE REQUIRED FOR APPROVAL

    The affirmative vote of a majority of the shares of the Common Stock and Class A Common Stock present in person or present by proxy and entitled to vote at the annual meeting, voting together as a single class, is required to approve the Board of Directors' selection of auditors. If the stockholders do not ratify the selection of Ernst & Young LLP, the selection of independent auditors will be reconsidered by the Board of Directors.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                            A VOTE FOR THIS PROPOSAL

                              CERTAIN TRANSACTIONS

INTERCOMPANY AGREEMENTS

    Effective as of the March 2000 merger between the Company and Preview Travel, the Partnership entered into various agreements with Sabre. In addition to the terms summarized below, the agreements include provisions for early termination, confidentiality, indemnification, limitation of liability and other terms and conditions.

    In March 2001, Sabre announced a proposed sale of its airline infrastructure outsourcing business to Electronic Data Systems Corp. ("EDS"). As a result of such proposed sale, several of the agreements described above may be modified or assigned to EDS.

ACCESS AGREEMENT

    The Partnership and Sabre entered into an access agreement for the provision of booking services and travel content to the Partnership. The agreement generally restricts the Partnership's use of specified booking services that compete with Sabre's services. The agreement will require the Partnership to use the Sabre system, in any particular year, for a number of bookings that is at least equal to a specified percentage of its total bookings during the prior year. If the Partnership fails to meet this minimum booking threshold, then it will have to pay Sabre liquidated damages. In addition, the Partnership must use its reasonable efforts to maintain a system on the Partnership's Web site that enables referrals of bookings for ticketing by Sabre agencies.

    Sabre pays fees to the Partnership based on:

    - the gross number of travel segments that are booked through the Partnership in the Sabre system, and

    - the gross number of passenger name records in the Sabre system which originate through the Partnership and are referred to a Sabre travel agency for ticketing.

    Sabre also pays fees to the Partnership for additional marketing obligations undertaken by the Partnership. The Partnership pays fees to Sabre based on the Partnership's use of messages and terminal addresses in the Sabre system. The pricing structure will be open for negotiation every four years, within parameters appropriate for Sabre customers of similar size, configuration and business activity to the Partnership and other relevant market comparisons.

    The term of the agreement is 15 years, although the Partnership may terminate the agreement earlier if Sabre fails to remain as one of the four largest global distribution systems in the North American market, as determined by the number of air travel bookings in North America.

TECHNOLOGY SERVICES AGREEMENT

    The Partnership and Sabre entered into a technology services agreement for the provision of certain base services, including desktop, voice and data management services, web hosting services, and development services. The agreement also covers non-exclusive variable services that Sabre may provide at the Partnership's request. Sabre's fees for technology services will be determined annually, based on current market rates. Under the agreement, Sabre has the exclusive right to provide the base services and specified variable services to the Partnership.

    - DATA AND VOICE MANAGEMENT. For a period of three years, Sabre will provide standard data and voice management services to the Partnership, including management of a domestic data network, custom data network, remote connectivity, inbound/outbound voice, voicemail and 800 services, among others. Data and voice management services generally are priced as a pass-through of charges assessed by third party network providers, together with a management fee payable to Sabre. Effective in 2001, the Partnership and Sabre amended this agreement to terminate the provision of voice management services by Sabre.

    - WEB HOSTING. The Web hosting services provided by Sabre are divided into standard and optional services. The standard Web hosting services include Web Internet access, data center and systems monitoring and back-up services. The optional Web hosting services include premium capacity planning, hardware and software, asset management, database problems resolution, technical consulting and change management. Sabre provided these services for an initial term of six months, after which the Partnership renewed the term for an additional six month period. The parties are currently negotiating the extension of the term of this agreement. If the Partnership elects to use a third party for this service, the Partnership will have to relocate its hardware and infrastructure from Sabre's Tulsa facility. Web hosting services are priced based on several factors including data center floor space use, number of servers operated and monitored, number of network devices, service functions and other variable service charges.

    - DEVELOPMENT. The Partnership purchases systems development resources relating to the Sabre(R) system from Sabre. Sabre provides to the Partnership related development services based on rolling annual development requirements and project plans. In addition, each party must allow the other party to bid for specified development projects of the other party which are subject to bids, requests for proposals or other competitive offer processes. The parties establish guidelines designed to protect and, in some cases, license and sublicense the intellectual property developed through the development services provided by Sabre or by the Partnership or through the joint development of a project by Sabre and the Partnership. The development services provisions last for a period of 15 years.

INTELLECTUAL PROPERTY AGREEMENT

    Sabre and the Partnership entered into an intellectual property agreement. Under the agreement, the rights granted and restrictions imposed on both parties with respect to the pool of intellectual property subject to the agreement will continue in perpetuity. Each party agrees, for a period of 15 years, to contribute any new intellectual property that has application in the other party's business, whether developed internally or acquired from a third party, to the pool of intellectual property that will be freely and irrevocably available for use by the other in its own business.

    The obligation of both parties to contribute newly acquired or developed intellectual property to the pool:

    - will automatically terminate if Sabre no longer possesses at least 20% of the Partnership units or otherwise no longer has control of the Partnership;

    - may be terminated by the Partnership if, after the expiration of the two-year non-competition agreement described below, Sabre enters into a business that would have been subject to the non-competition restriction; and

    - may be terminated by Sabre if the Company enters into the business of distributing travel inventory directly to travel agents or corporations or travel technology to any travel industry suppliers.

    The agreement imposes no restrictions on a party's ability to license its own intellectual property, except that certain intellectual property paid for by the other party at specified rates may not be licensed to its competitors. Each party also may grant sublicenses under the other party's intellectual property, but only to third parties who are not competitors of such party. Except under specific circumstances, neither party will be subject to any licensing fee or royalty payment in connection with its use or permitted sublicensing of the other party's intellectual property contributed to the pool.

MANAGEMENT SERVICES AGREEMENT

    Travelocity Holdings and the Partnership entered into a management services agreement under which Travelocity Holdings supervises and manages the day-to-day operations of the Partnership, subject to the direction and oversight of the Partnership's board of directors. As the Partnership's agent, Travelocity Holdings acts for the Partnership with respect to the management of the Partnership's operations, personnel, maintenance of accounting records, and execution and performance of contracts and licenses, among other responsibilities. Travelocity Holdings does not have the authority to act for the Partnership with respect to any agreement or transaction between the Partnership and Travelocity Holdings or any of its affiliates. In addition, Travelocity Holdings does not have the authority to approve, on the Partnership's behalf, any decisions that would require a supermajority vote under certain provisions of the partnership agreement.

    Travelocity Holdings designates the executive officers of the Partnership, subject to the approval of the Partnership's board of directors. Travelocity Holdings employs and pays the senior executive officers of the Partnership and all other persons providing services under the management services agreement (approximately 10 other persons).

    In return for its services, the Partnership pays Travelocity Holdings a fee equal to 105% of Travelocity Holdings' costs and expenses in performing services under the management services agreement (including executive salaries). The Partnership has granted to Travelocity Holdings options to acquire the Company's Common Stock to enable Travelocity Holdings to concurrently grant to its employees options to acquire the Company's Common Stock on the same terms. When these options are exercised, the Partnership will transfer shares of the Company's Common Stock to Travelocity Holdings, which will then transfer such shares to its employees. This will dilute Sabre's interest in the Partnership and the Company's public stockholders' interest in the Partnership.

    The parties have agreed to indemnify each other for losses resulting from their breach of the management services agreement. Travelocity Holdings will indemnify the Partnership for losses resulting from its gross negligence or willful misconduct.

    The management services agreement will terminate:

    - at any time, by the mutual consent of the parties;

    - if one party breaches the agreement and the other party elects to terminate; or

    - if Sabre, Travelocity Holdings and TSGL Holdings, Inc. collectively own less than 35% of the Partnership and Travelocity Holdings or the Partnership elects to terminate the agreement.

ADMINISTRATIVE SERVICES AGREEMENT

    Sabre provides administrative services to the Partnership for a term of 15 years with automatic renewals for one year periods. The administrative services agreement categorizes the services as optional administrative services, such as legal, medical, finance, accounting, corporate travel and executive support, and required services, such as tax administration and human resources compliance services. Generally, any optional administrative service may be terminated by either party on six months' notice, effective as of June 1 or December 1 of the applicable calendar year. Most of the optional services are provided at Sabre's cost plus a 10% margin and the required services are provided at Sabre's sole cost. The Partnership may request additional optional services at least 90 days prior to the start of Sabre's fiscal year. Sabre may reclassify certain mandatory services as optional services upon notice to the Partnership.

NONCOMPETITION AGREEMENT

    Sabre, the Company and the Partnership entered into a noncompetition agreement that generally prohibits Sabre, subject to certain exceptions, from competing with the Company in the consumer-direct real-time travel reservations, service and content business through the Internet until March 7, 2002. In addition, Sabre is prohibited from owning 20% or more of the stock of any company over which Sabre has effective control if such company competes with the Company in the consumer-direct real-time travel reservations, services and content business through the Internet unless Sabre uses reasonable efforts to divest itself of the competing portion of the business within one year. The noncompetition agreement permits Sabre to continue to offer travel related reservations, services and content through and to travel agencies, corporations and travel suppliers through which such entities enable consumers to book reservations through the Internet, and may continue to offer Sabre's "Virtually There Online" product directly to consumers over the Internet as long as such product does not enable air, car, hotel, tour and cruise bookings other than through the Company.

CERTAIN RELATIONSHIPS

    Several of the directors of the Company are also directors of Sabre or its affiliates. These directors are also stockholders of Sabre or its affiliates. See "Ownership of Securities--Securities Owned by Directors and Executive Officers".

    CNX media, Inc. ("CNX") owes the Company $1,123,600. James J. Hornthal is the holder of approximately 11.0% of CNX's outstanding capital stock on a converted basis. CNX's debt arose in 1998 in connection with Preview Travel's transfer of certain video assets and contracts to CNX. The debt matures on January 1, 2004. Interest on the debt accrues at 6% per annum.

    In the same 1998 transaction, Preview Travel and CNX entered into a services and license agreement pursuant to which each party agreed to provide certain services to the other, related to the assets transferred. In 2000, the Company paid CNX $47,720 for services under the agreement, and the Company did not receive any payment for services from CNX under the agreement.

                           ANNUAL REPORT ON FORM 10-K

    UPON WRITTEN REQUEST OF ANY BENEFICIAL STOCKHOLDER OR STOCKHOLDER OF RECORD, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000 (INCLUDING THE EXHIBITS, FINANCIAL STATEMENTS AND THE SCHEDULE THERETO) REQUIRED

TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 13a-1 UNDER THE EXCHANGE ACT, MAY BE OBTAINED, WITHOUT CHARGE, FROM THE CORPORATE SECRETARY, 15100 TRINITY BOULEVARD, FORT WORTH, TEXAS 76155.

                                 OTHER MATTERS

    At the date of this proxy statement, management was not aware that any matters not referred to in this proxy statement would be presented for action at the annual meeting. If any other matters should promptly come before the meeting, the persons named in the accompanying form of proxy will have discretionary authority to vote all proxies in accordance with their best judgment, unless otherwise restricted by law.

                                           By Order of the Board of Directors,

                                           /s/ ANDREW B. STEINBERG
                                           Andrew B. Steinberg
                                           CORPORATE SECRETARY

Dated: April 3, 2001

    Travelocity, Travelocity.com and the "cityscape" logo are trademarks, tradenames and/or service marks of the Partnership. All other trademarks, tradenames and/or service marks are owned by the respective companies.

                                   EXHIBIT A

                              TRAVELOCITY.COM INC.
                            AUDIT COMMITTEE CHARTER

ORGANIZATION

    This Charter shall govern the operations of the Audit Committee of the Board of Directors of Travelocity.com Inc. (the "Company"). The Audit Committee shall review and reassess the adequacy of this Charter at least annually. Any changes to this Charter shall be subject to the approval of the Board of Directors.

    The Audit Committee shall be appointed by the Board of Directors and shall be composed of at least three directors, each of whom shall be independent of the Company and the Company's management. Directors will be considered independent if they have no relationship that may interfere with the exercise of their independence from the Company and the Company's management. All members of the Audit Committee shall be financially literate, as determined by the Board of Directors in its business judgment, and at least one member shall have accounting or related financial management expertise.

STATEMENT OF POLICY

    The Audit Committee shall be charged with the responsibility of assisting the Board of Directors in fulfilling its oversight and fiduciary responsibilities relating to the Company's financial statements and the financial reporting process, the Company's internal accounting and financial controls, the internal audit function of the Company, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs established by the Board of Directors and the Company's management. Additionally, the Audit Committee shall facilitate and maintain free and open communications among the Audit Committee, the Board of Directors, the Company's management, the internal auditors, and the independent auditors. In discharging its responsibilities, the Audit Committee shall be empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company. The Audit Committee shall also be empowered to retain, at the Company's expense, such experts (including counsel) as the Audit Committee shall deem necessary or advisable to fulfill its responsibilities.

RESPONSIBILITIES AND PROCESSES

    The following shall be the principal recurring processes of the Audit Committee in carrying out its responsibilities. The processes are set forth as a guide with the understanding that the Audit Committee may supplement them as appropriate. In carrying out its responsibilities, the Audit Committee shall:

    - Review and recommend annually to the Board of Directors the selection, retention or termination of the Company's independent auditors, who shall be ultimately accountable to the Board of Directors and the Audit Committee. The Audit Committee and the Board of Directors shall have the ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the Company's independent auditors (or to nominate the independent auditors to be proposed for stockholder approval in any proxy statement).

    - Review annually with the independent auditors and financial management of the Company the scope and general extent of the proposed audit, the audit procedures to be utilized and the basis for compensation.

    - Review with the Company's management and independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to stockholders if distributed prior to the filing of Form 10-K), including the Audit Committee's judgment about the quality of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. The Audit Committee shall also review the results of the audit for each fiscal year of the Company with the independent auditors and appropriate management representatives, and discuss with the independent auditors any other matters required to be communicated to the Audit Committee by the independent auditors under generally accepted auditing standards. This review and discussion should cover and include, among other things, the audit report, the published financial statements, the "Management Letter Recommendations" prepared by the independent auditors and any other pertinent reports.

    - Review the Company's interim financial statements with the Company's management and independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Additionally, the Audit Committee shall discuss with the independent auditors the results of the quarterly review and any other matters required to be communicated to the Audit Committee by the independent auditors under generally accepted auditing standards.

    - Prepare such reports and statements from the Audit Committee which are required to be included in the Company's proxy statements or other reports by applicable law and by the rules and regulations of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. (NASD).

    - Review with management and the independent auditors changes in accounting principles in the financial statements proposed by management and approved by the independent auditors; review with management and the independent auditors the effect of new or proposed auditing, accounting and reporting standards and management's plan to implement required changes.

    - Ensure that the Company's independent auditors submit on a periodic basis to the Audit Committee a formal written statement describing all relationships between such independent auditors and the Company. The Audit Committee shall be responsible for engaging in an active dialogue with the independent auditors with respect to any disclosed relationships or services which may affect the objectivity and independence of such independent auditors. The Committee shall recommend that the Board of Directors take appropriate action to satisfy itself of the independence of such independent auditors.

    - Review the internal audit function of the Company including the proposed programs for the coming year and the coordination of such programs with the independent auditors, with particular attention to maintaining the best possible effective balance between independent and internal auditing resources. The Audit Committee shall review progress of the internal audit program and key findings.

    - Periodically review the Company's policies and procedures with respect to compliance with laws and ethical conduct, including oversight of the Company's compliance program. The Audit Committee shall recommend to the Board of Directors any changes in these policies and procedures which the Committee deems appropriate.

                                   EXHIBIT B
                               TRAVELOCITY.COM LP
                         1999 LONG-TERM INCENTIVE PLAN

1.  PURPOSE

The Travelocity.com LP 1999 Long-Term Incentive Plan is intended to promote the interests of the Company and its partners through attracting and retaining executive officers, nonemployee directors, and employees essential to the success of the Company and enabling Participants to share in the long-term growth and success of the Company.

2.  DEFINITIONS

Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this Plan, have the following meanings:

    ADMINISTRATOR means the Board of Directors, unless it has delegated power to act on its behalf to a committee pursuant to Section 4 of the Plan.

    AFFILIATE means any other entity approved by the Board of Directors in which the Company holds an ownership interest (by value or voting rights) of at least 20%, or any other entity approved by the Board of Directors which has an ownership interest (by value or voting rights) of at least 20% in the Company.

    AGREEMENT means a written agreement implementing the grant of each Award, signed by an authorized officer of the Employer or other person authorized by the Administrator.

    AWARDS means, individually or collectively, a grant under this Plan of any Options or Stock Appreciation Rights.

    BOARD OF DIRECTORS OR BOARD means the Board of Directors of the Company.

    CHANGE IN CONTROL means the happening of any of the following:

        (i) An Acquiring Person (as hereinafter defined), without the prior approval of the Travelocity Board of Directors, shall be the "Beneficial Owner" (as defined in Rule 13d-3 under the Exchange Act, as amended from time to time), directly or indirectly, of voting securities of Travelocity entitled to vote for the election of directors at any annual or special meeting of stockholders of Travelocity (such entitlement, "Voting Power" and such securities,

    "Voting Securities") representing both (a) twenty-five percent (25%) or more of the Voting Power of Travelocity's then outstanding Voting Securities and
    (b) a percentage of the Voting Power of Travelocity's then outstanding Voting Securities which is equal to or greater than the percentage of the Voting Power as is represented by Voting Securities Beneficially Owned, directly or indirectly, by Sabre. An "Acquiring Person" shall mean any person OTHER THAN (a) an employee benefit plan (or a trust forming a part thereof) maintained by (1) the Company, Travelocity Holdings, Inc. ("Holdings") or Travelocity or (2) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is Beneficially Owned, directly or indirectly, by Travelocity or the Company (a "Related Entity"), or Holdings, (b) Travelocity, the Company or any Related Entity, (c) a Person who has acquired the Voting Securities in connection with a "Non-Control Transaction" (as hereinafter defined), but only to the extent such Voting Securities are acquired in connection with one or more Non-Control Transactions, (d) Sabre, and any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is Beneficially Owned, directly or indirectly, by Sabre, or (e) AMR Corporation, unless at such time AMR Corporation is not, or has not at all times been, the Beneficial Owner, directly or indirectly, of at least a majority of the voting power or voting equity securities or equity interest in Sabre;

        (ii) The individuals who, as of the effective date of the merger of Preview Travel, Inc. with and into Travelocity pursuant to the Merger Agreement, dated as of October 3, 1999, by and among Sabre, Holdings, Travelocity, and Preview Travel, Inc. (the "Merger Effective Time") constitute the board of directors of Travelocity (the "Incumbent Board") cease for any reason to constitute at least a majority of the board of directors of Travelocity; provided, however, that any individual becoming a director subsequent to the Merger Effective Time whose election, or nomination for election by Travelocity's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the board of directors of Travelocity;

       (iii) The Consummation of:

           (a) A merger, consolidation or similar reorganization of Travelocity or in which securities of Travelocity are issued (a "Merger"), unless the Merger is a "Non-Control Transaction." A "Non-Control Transaction" shall mean a Merger if:

                (1) the stockholders of Travelocity immediately before such
            Merger Beneficially Own, directly or indirectly, immediately following the Merger at least fifty percent (50%) of the combined voting power of the outstanding voting securities of (x) the corporation resulting from such Merger (the "Surviving Corporation"), if fifty percent (50%) or more of the combined voting power of the then outstanding voting securities of the Surviving Corporation is not Beneficially Owned, directly or indirectly by another corporation (a "Parent Corporation"), or (y) the Parent Corporation, if fifty percent (50%) or more of the combined voting power of the Surviving Corporation's then outstanding voting securities is Beneficially Owned, directly or indirectly, by a Parent Corporation; AND

                (2) the individuals who were members of the board of directors of Travelocity, immediately prior to the execution of the agreement providing for the Merger, constitute at least a majority of the members of the board of directors of, (x) the Surviving Corporation, if fifty percent (50%) or more of the combined voting power of the then outstanding voting securities of the Surviving Corporation is not Beneficially Owned, directly or indirectly by a Parent Corporation, or (y) the Parent Corporation, if fifty percent (50%) or more of the combined voting power of the Surviving Corporation's then outstanding voting securities is Beneficially Owned, directly or indirectly, by a Parent Corporation;

        (iv) The sale or other disposition of all or substantially all of the assets of Travelocity to any Person (other than a transfer to a Related Entity or under conditions that would constitute a Non-Control Transaction with the disposition of assets being regarded as a Merger for this purpose);

        (v) A complete liquidation or dissolution of Travelocity; or

        (vi) Any other event to which, in the opinion of the Board, the provisions of clauses (i) through (v) are not strictly applicable but, in the opinion of the Board, is within the intent and effect of such clauses.

Notwithstanding anything else contained herein to the contrary, in no event shall a Change in Control be deemed to occur solely by reason of (1) a distribution to Sabre's stockholders, whether as dividend or otherwise, of all or any portion of the Voting Securities held, directly or indirectly, by Sabre (including, without limitation, a distribution to Sabre's stockholders of securities of Holdings), or (2) a sale of all or any portion of the Voting Securities held, directly or indirectly, by Sabre in an underwritten public offering (including, without limitation, a sale of securities of Holdings in an underwritten public offering), or (3) any Person (the "Subject Person") acquiring Beneficial Ownership of more than the permitted amount of the then outstanding Voting Securities as a result of the acquisition of Voting Securities by Travelocity which, by reducing the number of Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by Travelocity, and after such share acquisition by Travelocity, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

    CODE means the United States Internal Revenue Code of 1986, as amended.

    COMMITTEE means the Committee to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan.

    COMMON STOCK means shares of the Common Stock of Travelocity.com Inc., a Delaware corporation, par value $.001.

    COMPANY means Travelocity.com LP, a Delaware limited partnership.

    COVERED PARTICIPANT means a participant who is a "covered employee" as identified in Section 162(m)(3) of the Code.

    DISABILITY OR DISABLED means permanent and total disability as defined in
    Section 22(e)(3) of the Code.

    EFFECTIVE DATE means October 1, 1999, the effective date of the Plan.

    ELIGIBLE EMPLOYEE means an employee of an Employer (including, without limitation, an employee who is also serving as an officer or director of an Employer), designated by the Administrator to be eligible to be granted one or more Awards under the Plan.

    EMPLOYER means the Company and each Affiliate that has adopted the Plan with the Company's permission.

    EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

    EXERCISE PRICE means the price per share determined on the grant date by the Committee, provided that the Exercise Price shall not be less than 100% of Fair Market Value on the grant date; except that the Committee in its sole discretion may waive the preceding limitation with respect to Awards granted upon the assumption of, in substitution for, or upon conversion of similar awards of (a) an Affiliate, with respect to Participants transferred from an Affiliate to an Employer, or (b) another company with which the Employer or Travelocity participates in an acquisition, separation or similar corporate transaction. However, in no event shall the Exercise Price ever be less than the par value of the Shares.

    In addition, if an ISO is granted to a Ten Percent Owner, the Exercise Price shall not be less than 110% of the Fair Market Value on the date of grant.

    FAIR MARKET Value of a Share of Common Stock means:

        (1) If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, either (a) the average of the high and low prices of the Common Stock on the Composite Tape or other comparable reporting system for the applicable date or (b) if the Common Stock is not traded on the relevant date, the average of the high and low prices of the Common Stock on the Composite Tape or other comparable reporting system for the most recent day on which the Common Stock was traded immediately preceding the applicable date.

        (2) If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading days or day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, either (a) the average of the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the applicable date or (b) the average of the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the trading day on which Common Stock was traded immediately preceding the applicable date, as the Administrator shall determine in its sole discretion; and

        (3) If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine.

    INCENTIVE STOCK OPTION OR ISO means an option to purchase Common Stock, granted under Section 5 herein, which is designated as an incentive stock option and is intended to meet the requirements of Section 422 of the Code.

    NON-QUALIFIED OPTION OR NQSO means an option to purchase Common Stock, granted under Section 5 herein, which is not intended to qualify as an Incentive Stock Option.

    OPTION means an Incentive Stock Option or a Non-Qualified Option.

    PARTICIPANT means an Eligible Employee, non-employee director, or consultant of an Employer to whom one or more Awards are granted under the Plan. As used herein, "Participant" shall include "Permitted Transferees" and "Participant's Survivors" where the context requires.

    PARTICIPANT'S SURVIVORS means a deceased Participant's legal representatives and/or any person or persons who acquired the Participant's rights to an Award by will or by the laws of descent and distribution.

    PERMITTED TRANSFEREE means any transferee of a Nonqualified Stock Option pursuant to a transfer that is approved by the Committee in accordance with
    Section 9 hereof.

    PLAN means the Travelocity.com LP 1999 Long-Term Incentive Plan, as it may be amended from time to time.

    SABRE means Sabre Holdings Corporation, a Delaware corporation.

    SECURITIES ACT means the Securities Act of 1933, as amended.

    SHARES means shares of the Common Stock as to which Awards have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of
    Section 16 of the Plan. The Shares issued upon exercise of Options granted under the Plan may be authorized and unissued shares, Treasury shares, shares transferred from an Affiliate, or shares purchased on the open market.

    STOCK APPRECIATION RIGHT OR SAR means the right to receive an amount equal to the excess of the Fair Market Value of a Share of Common Stock (as determined on the date of exercise) over the Exercise Price of the related Award.

    TEN PERCENT OWNER means a Participant who owns, directly or by reason of the applicable attribution rules of Code Section 424(d), more than 10% of the total combined voting power of all classes of capital stock of Travelocity or its parent or subsidiary corporations, if any, as defined in Code Section 424(e) and (f).

    TRAVELOCITY means Travelocity.com Inc., a Delaware corporation, and a general partner of the Company.

3.  SHARES SUBJECT TO THE PLAN

    GENERAL. Except as provided below in this Section 3 and Section 12, the number of Shares that may be transferred in satisfaction of Awards (including
ISOs) granted under this Plan shall be the lesser of (a) four million, five hundred thousand (4,500,000) or (b) seven million (7,000,000) MINUS the number of Shares issued or subject to Awards under the Travelocity Holdings, Inc. 1999 Long-Term Incentive Plan ("Holdings LTIP"). Such number includes Awards which may be originally granted under this Plan, as well as Awards granted under this Plan in respect to awards of another entity which are assumed by this Plan.

    EVERGREEN. The number of authorized Shares hereunder shall be increased on January 1, 2001 and on each of the two (2) succeeding January 1, ending on January 1, 2003, by a number of Shares equal to the lesser of (a) 3% of the total number of Shares of Common Stock outstanding as of such date or (b) 4% of the total number of Shares of Common Stock outstanding on such date MINUS the number of additional Shares issued or subject to Awards under the Holdings LTIP in connection with the additional annual Award authorization thereunder. However, no ISOs shall be issuable under this paragraph and the maximum number of ISOs shall be determined without regard to this "evergreen" provision.

    LAPSED AWARDS AND SHARE WITHHOLDING. If any Award granted under the Plan shall be cancelled, forfeited, lapse, expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or is settled in cash in lieu of Common Stock, such Shares subject to such Award shall thereafter again be available for grant of an Award under the Plan. Shares deemed to have been used to pay the exercise price or tax withholding due with respect to an Option, through share withholding or other cashless exercise method, shall thereafter again be available for issuance under the Plan. In addition, in the event a Participant pays for any Option through the delivery of previously owned Shares, the number of Shares available for issuance under the Plan shall be increased by the number of Shares surrendered by the Participant. However, notwithstanding the above, with respect to any Covered Participants, cancelled Shares shall continue to be counted against the maximum aggregate number of Shares that may be granted pursuant to Awards.

    MAXIMUM LIMIT. No individual Participant may receive in any calendar year Awards (including ISOs) relating to more than one million shares of Common Stock.

4.  ADMINISTRATION OF THE PLAN

    THE COMMITTEE. Upon appointment of the Committee, the Plan shall be administered and interpreted by the Committee (and until then, by the Administrator), which shall have full authority and all powers necessary or desirable for such administration. The express grant in this Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. In its sole and complete discretion the Committee may adopt, alter, suspend and repeal such administrative rules, regulations, guidelines, and practices governing the operation of the Plan as it shall from time to time deem advisable. In addition to any other powers and subject to the provisions of the Plan, the Committee shall have the following specific powers:
(i) to determine the terms and conditions upon which the Awards may be made and exercised; (ii) to determine all terms and provisions of each Agreement, which need not be identical for all types of Awards nor for the same type of Award to different participants; (iii) to construe and interpret the Agreements and the Plan; (iv) to establish, amend, or waive rules or regulations for the Plan's administration; (v) to accelerate the exercisability of any Award; (vi) to provide for the grant of Awards upon the assumption of, or in substitution for, similar awards granted by an acquired or other company with which the Employer or Travelocity participates in an acquisition, separation, or similar corporate transaction; and (vii) to make all other determinations and take all other actions necessary or advisable for the administration of the Plan. The Committee may take action by a majority vote or by unanimous written consent. The Committee may seek the assistance or advice of any persons it deems necessary to the proper administration of the Plan.

    SELECTION OF PARTICIPANTS. The Administrator shall have sole and complete discretion in determining those persons who shall be Participants in the Plan, provided that such Participants must be Eligible Employees, non-employee directors, or consultants of an Employer at the time an Award is granted. However, only common law employees of Travelocity or a parent or subsidiary (as defined in Code Section 424(e) and (f)) of Travelocity may be granted ISOs. The Administrator or Committee may delegate to one or more executive officers of the Company the authority to make Awards to Participants who are not Executive Officers of Travelocity (as designated by Travelocity or otherwise covered as such under Rule 16b-3 of the Exchange Act) ("Executive Officers") or Covered Participants. Awards made to the Executive Officers or Covered Participants shall be determined by the Committee.

    COMMITTEE DECISIONS. All determinations and decisions made by the Committee pursuant to the provisions of the Plan shall be final, conclusive, and binding upon all persons, including the Employer, its stockholders, employees, Participants, and designated beneficiaries, except when the terms of any sale or award of shares of Common Stock or any grant of rights or Awards under the Plan are required by law or by the Certificate of Incorporation or Bylaws of Travelocity to be approved by Travelocity's Board of Directors or stockholders prior to any such sale, award or grant.

    RULE 16b-3 AND CODE SECTIONS 162(m) AND 422 REQUIREMENTS. Notwithstanding any other provision of the Plan, the Committee may impose such conditions on any Award (including approval of any Award by the Board of Directors or Compensation Committee of Sabre and/or Travelocity), and the Board may amend the Plan in any such respects, as may be required to satisfy the requirements of Rule 16b-3, Code Section 162(m), or Code Section 422.

    INDEMNIFICATION OF COMMITTEE. In addition to such other rights of indemnification as they may have as directors or as members of the Committee or otherwise, the members of the Committee, and any executive officers to whom the Committee has delegated any of its rights and responsibilities, shall be indemnified by the Employer against reasonable expenses incurred from their administration of the Plan, including, without limitation, related attorneys' fees actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, and against all reasonable amounts paid by them in settlement thereof or paid by them in satisfaction of a judgment in any such action, suit or proceeding, if such members acted in good faith and in a manner which they believed to be in, and not opposed to, the best interests of the Employer and its Affiliates.

5.  TERMS AND CONDITIONS OF OPTIONS

Each Option shall be set forth in writing in an Agreement, duly executed by the Company and, subject to such conditions as the Administrator may deem appropriate, including, without limitation, subsequent approval by the Compensation Committee or Board of Directors of

Travelocity and/or Sabre. The Agreements shall specify whether the Option is intended to be an ISO or a NQSO, and shall be subject to at least the following terms and conditions:

        A. GENERAL. Each Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any
    Option:

       a. Option Price: The option price (per share) of the Shares covered by each Option shall be determined by the Administrator but shall not be less than the Exercise Price as defined above;

       b. Each Agreement shall state the number of Shares to which it pertains; and

       c. Each Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised (which shall not be later than ten years following the date granted, or five years for an ISO granted to a Ten Percent Owner), and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain conditions or the attainment of stated goals or events. No Award may be granted later than ten years after the Effective Date (or, if earlier, after the termination of the Plan).

         B. CONVERSION OPTIONS. The Committee, in its discretion, may issue Options under this Plan in consideration of options to purchase shares of Common Stock in another entity, which options shall be assumed by this Plan, and such Options shall contain those terms and conditions which the Committee, in its sole discretion, shall deem appropriate, which may be new terms, or which may incorporate the terms of the option from which they were converted (including ISO status for 90 days following termination of employment with the entity in respect of whose stock such prior options were issued). In particular, but not by way of limitation, with respect to any individual who previously was employed by or a nonemployee director of Sabre (or an affiliate thereof) or Preview Travel, Inc., a Delaware corporation, and who subsequently becomes employed by or a nonemployee director of the Employer, the Committee in its discretion may allow any options to purchase stock of Sabre or Preview Travel, Inc. held by such individual to be converted into Options hereunder, and for such Options hereunder to bear the same terms as the options from which they were converted, subject to appropriate adjustments, as determined by the Committee in its sole discretion, to the exercise price and number of shares subject to such Options.

         C. NON-EMPLOYEE DIRECTOR OPTIONS. Non-employee directors of the Company (who were not formerly employees of the Company, and who are also not employees of Travelocity, Sabre, AMR Corporation, or any other Affiliate) shall be awarded up to 20,000 NQSOs when first appointed to the Board of Directors, and up to an additional 10,000 NQSOs at each annual stockholders' meeting (if the director has served at least six months from the initial date of grant).

        D. ISOS. To the extent that the aggregate Fair Market Value (determined as of the date of grant) of Common Stock with respect to which ISOs are exercisable for the first time by any Participant in any calendar year (under all plans of the Employer and its parent or subsidiary corporations) exceeds $100,000, such Options shall be treated as NQSOs. In addition, no Options shall be deemed ISOs hereunder unless (i) the Plan is approved by the stockholders of Travelocity within 12 months before or after the first date any ISO is granted, and (ii) the optionee is granted the Option by reason of his employment by a corporation, and the Option is granted by the employer corporation or its parent or subsidiary corporation, to purchase stock of any of such corporations, as specified in Code Section 422.

6.  EXERCISE OF OPTION AND ISSUE OF SHARES

An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address, together with provision for payment of the full purchase price in accordance with this paragraph for the Shares as to which such Option is being exercised, and upon compliance with any other condition(s) set forth in the Agreement. Such written notice shall be signed by the person exercising the Option, shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Agreement. Payment of the purchase price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check, or (b) through delivery of shares of Common Stock (not subject to any security agreement or pledge) having a Fair Market Value equal as of the date of the exercise to the cash exercise price of the Option, or (c) in accordance with a cashless exercise program established with a securities brokerage firm and approved by the Administrator, or (d) through such other method of payment (such as share withholding) approved by the Administrator, or (e) by any combination of (a),
(b), (c), and (d) above; provided, however, that options (b), (c), (d), or
(e) may only be utilized (i) to the extent permitted by applicable law and not in violation of any instrument or agreement to which the Employer or Travelocity is a party, and (ii) unless otherwise stated in the Agreement, only to the extent specifically determined by the Administrator in its sole discretion at the time of exercise. The Committee reserves the right to require any Shares delivered by the Participant in full or

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
partial payment of the Exercise Price to be limited to those Shares already owned by the Participant for at least six (6) months. In addition, if applicable, the Participant must surrender to the Company any tandem SARs which are cancelled by reason of exercise of an Option.

The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant's Survivors or Permitted Transferee, as the case may be). In determining what constitutes "reasonably promptly," it is expressly understood that the delivery of the Shares may be delayed by the Company in order to comply with any law or regulation which requires the Company or Travelocity to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be evidenced by an appropriate certificate or certificates for fully paid, non-assessable Shares.

The Administrator may, in its discretion, amend any term or condition of an outstanding Option provided (i) such term or condition as amended is permitted by the Plan, (ii) any such amendment shall be made only with the consent of the Participant to whom the Option was granted, if the amendment is materially adverse to the Participant.

7.  STOCK APPRECIATION RIGHTS

    A. GRANT OF STOCK APPRECIATION RIGHTS. Subject to the terms and provisions of the Plan and applicable law, the Committee, at any time and from time to time, may grant freestanding Stock Appreciation Rights, Stock Appreciation Rights in tandem with an Option, or Stock Appreciation Rights in addition to an Option. Stock Appreciation Rights granted in tandem with an Option or in addition to an Option may be granted at the time the Option is granted or at a later time. No Stock Appreciation Rights granted under the Plan may be exercisable after the expiration of ten years from the grant date.

    B. EXERCISE PRICE. The Exercise Price of each Stock Appreciation Right shall be determined on the grant date by the Committee, subject to the limitation that the Exercise Price shall not be less than 100% of Fair Market Value on the grant date. However, Stock Appreciation Rights issued upon assumption of, or in substitution for, stock appreciation rights of a company with which the Employer or Travelocity participates in an acquisition, separation or similar corporate transaction may be issued at an Exercise Price less than 100% of the Fair Market Value.

    C. EXERCISE. The Participant is entitled to receive an amount equal to the excess of the Fair Market Value over the Exercise Price thereof on the date of exercise of the Stock Appreciation Right.

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
    D. PAYMENT. Payment upon exercise of the Stock Appreciation Right shall be made in the form of cash, Shares, or a combination thereof, as determined in the sole and complete discretion of the Committee. However, if any payment in the form of Shares results in a fractional share, the payment for the fractional share shall be made in cash.

8.  RIGHTS AS A SHAREHOLDER

No Participant to whom an Option has been granted shall have rights as a shareholder with respect to any Shares covered by such Option, except after due exercise of the Option, a tender of the full purchase price for the Shares being purchased pursuant to such exercise, satisfaction of such other conditions for the transfer of Shares pursuant to the Option, and registration of the Shares in the Company's share register in the name of the Participant.

9.  ASSIGNABILITY AND TRANSFERABILITY OF OPTIONS

Unless otherwise provided in the Agreement, an Award granted to a Participant shall not be transferable by the Participant other than by will or by the laws of descent and distribution or, other than with respect to ISOs, a domestic relations order; provided, however, that the designation of a beneficiary of an Award by a Participant shall not be deemed a transfer prohibited by this Section. Notwithstanding the foregoing, transfers of NQSOs may be made with the prior approval of the Committee and on such terms and conditions as the Committee in its sole discretion shall approve, to the following Permitted
Transferees: (a) in the case of a transfer without the payment of any consideration, any "family member" as such term is defined in Section 1(a)(5) of the General Instructions to Form S-8 under the Securities Act as in effect at the time of such transfer, (b) to any person or entity described in clause (ii) of Section 1(a)(5) of the General Instructions to Form S-8 under the Securities Act as in effect at the time of such transfer, and (iii) upon a Participant's death, Participant's executors, administrators, testamentary trustees, legatees and beneficiaries. Further, no right or interest of any Participant in an Award may be assigned in satisfaction of any lien, obligation, or liability of the Participant. Except as provided in this Section, an Award shall be exercisable, during the Participant's lifetime, only by such Participant (or by his or her legal representative) and no Award shall be assigned, pledged, or hypothecated in any way (whether by operation of law or otherwise) or be subject to execution, attachment, or similar process. Any attempted transfer, assignment, pledge, hypothecation, or other disposition of any Award or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon an Award, shall be null and void.

10.  EFFECT OF TERMINATION OF SERVICE OTHER THAN "FOR CAUSE"

Except as otherwise provided in an Agreement, in the event of a termination of service (whether as an employee, director, or consultant) with the Employer or Travelocity before the Participant has exercised all Awards, then any outstanding Awards which are unvested shall immediately be cancelled and forfeited, and the following rules apply:

        A. TERMINATION FOR REASON OTHER THAN DEATH, DISABILITY, RETIREMENT OR CAUSE. A Participant who ceases to be an employee, director, or consultant of the Employer or of Travelocity for any reason other than termination for cause, Disability, retirement, or death may continue to exercise an Award to the extent that the Award is otherwise vested and exercisable on the date of such termination of service, for a period of three (3) months following such termination (or, if less, the remaining term of the Award).

        B. TERMINATION DUE TO DEATH. If any employee Participant terminates employment by reason of death, then any portion of an Award or Awards granted to Participant that would have vested over the twelve month period following such Participant's death shall immediately vest, and the Participant may exercise any Award (to the extent that it is otherwise vested and exercisable as of his termination of service or is vested as a result of the acceleration provision in this Section) at any time during the eighteen (18) month period following his termination of service (or, if less, for the remaining term of the Award).

        C. TERMINATION DUE TO DISABILITY. If any employee Participant terminates employment by reason of Disability, then any Award granted to Participant will continue to vest over the twelve month period following such Participant's termination of service, and the Participant may exercise any Award (to the extent that it is otherwise vested and exercisable as of his termination of service or is vested as a result of the additional twelve
    (12) month vesting provided in this Section) at any time during the eighteen
    (18) month period following his termination of service (or, if less, for the remaining term of the Award).

        D. TERMINATION DUE TO RETIREMENT. If any employee Participant terminates employment by reason of retirement (as defined in the Employer's general policy regarding retirement), or any non-employee Participant who is a member of the Employer's board of directors has attained age 65 or accumulated 5 years of service with the Employer (counting service with AMR Corporation, Sabre or Preview Travel, Inc.) as of his or her termination date, then such Participant may exercise any Award (to the extent that it is otherwise vested and exercisable as of his termination of service) at any time during the one (1) year period following his termination of service (or, if less, for the remaining term of the Award).

        E. POST-TERMINATION DEATH OR DISABILITY. In the case of a Participant's Disability or death within three (3) months after the termination of employment, director status, or consultancy (for any reason other than the Participant's death, Disability, or termination for cause), the Participant or Participant's Survivors may exercise the Award (to the extent otherwise vested and exercisable at the time of such termination) within eighteen (18) months after the date of the Participant's termination, but in no event after the date of expiration of the term of the Award.

        F. WHEN DISABILITY OCCURS. The Administrator shall make the determination both as to whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Employer and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Employer.

        G. POST-TERMINATION FORFEITURE FOR CAUSE. Notwithstanding anything herein to the contrary, if subsequent to a Participant's termination of employment, termination of director status, or termination of consultancy, the Board of Directors determines that, either prior or subsequent to the Participant's termination, the Participant engaged in conduct which would constitute "cause", then such Participant shall forthwith cease to have any right to exercise any Award.

        H. LEAVES OF ABSENCE. A Participant to whom an Award has been granted under the Plan who is on sick leave, military leave, or other leave approved by the Administrator of not more than six months (unless reemployment upon expiration of the leave is guaranteed by contract or statute), shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant's employment, director status, or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide. However, there shall be no continuing vesting in the Award beyond the first six months of any such leave of absence.

        I. CHANGE IN STATUS. For purposes of this Section, a termination of employment shall not be deemed to occur upon the transfer of a Participant to an Affiliate, or upon the movement of a Participant from employee to consultant status or vice versa, provided such Participant's continued participation in the Plan is approved by the Board of Directors or the Committee, either individually or by approval of a class of persons.

11.  EFFECT OF TERMINATION OF SERVICE "FOR CAUSE"

Except as otherwise provided in an Agreement, the following rules apply if the Participant's service (whether as an employee, director, or consultant) with the Employer is terminated "for cause":

        A. All outstanding and unexercised Awards as of the date the Participant is notified that his or her service is terminated "for cause", whether vested or unvested, will immediately be forfeited.

        B. For purposes of this Paragraph, "cause" shall include (and is not limited to) dishonesty with respect to the employer, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, and conduct substantially prejudicial to the business of the Company or any Affiliate. The determination of the Administrator as to the existence of cause will be conclusive on the Participant and the Employer.

        C. "Cause" is not limited to events which have occurred prior to a Participant's termination of service, nor is it necessary that the Administrator's finding of "cause" occur prior to termination. If the Administrator determines, subsequent to a Participant's termination of service but prior to the exercise of an Award, that either prior or subsequent to the Participant's termination the Participant engaged in conduct which would constitute "cause," then the right to exercise any Award is forfeited.

        D. Any definition in an agreement between the Participant and the Company or an Affiliate, which contains a conflicting definition of "cause" for termination and which is in effect at the time of such termination, shall supersede the definition in this Plan with respect to such Participant.

12.  ADJUSTMENTS

The number and class of Shares subject to each outstanding Award, the Exercise Price and the aggregate number, type and class of Shares for which Awards thereafter may be made shall be subject to adjustment, if any, as the Committee deems appropriate, based on the occurrence of a number of specific and non-specified events. Such specified events are discussed in this Section, but such discussion is not intended to provide an exhaustive list of such events which may necessitate such adjustments. In addition, the Administrator may treat different Participants and different Awards differently, and may condition any adjustment on the execution of an appropriate waiver and release agreement.

    (a) If the outstanding Shares are increased, decreased or exchanged through merger, consolidation, sale of all or substantially all of the property of Travelocity, reorganization, recapitalization, reclassification, stock dividend, stock split or other distribution in respect to such Shares, for a different number of Shares or type of securities, or if additional Shares or new or different Shares or other securities are distributed with respect to such Shares, an appropriate and proportionate adjustment shall be made in (i) the maximum number of Shares available for the Plan, as provided in this Section,
(ii) the type of shares or other securities available for the Plan, (iii) the number of Shares of Common Stock subject to any then outstanding Awards under the Plan, and (iv) the price (including exercise price) for each share (or other kind of shares or securities) subject to then outstanding Awards, but without change in the aggregate purchase price as to which such Awards remain exercisable.

    (b) In the event other events not specified above in this Section, such as any extraordinary cash dividend, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock, or other similar corporate event, affect the Common Stock such that an adjustment is necessary to maintain the benefits or potential benefits intended to be provided under this Plan, then the Committee in its discretion may make adjustments to any or all of
(i) the number and type of shares which thereafter may be optioned and sold or awarded under the Plan, (ii) the Exercise Price of any Award made under the Plan thereafter, and (iii) the number and Exercise Price of each Share (or other kind of shares or securities) subject to the then outstanding Awards, but without change in the aggregate purchase price as to which such Options remain exercisable.

    (c) Any adjustment made by the Committee pursuant to the provisions of this Section, subject to approval by the Board of Directors, shall be final, binding and conclusive. A notice of such adjustment, including identification of the event causing such an adjustment, the calculation method of such adjustment, and the change in price and the number of shares of Common Stock, or securities, cash or property purchasable subject to each Award shall be sent to each Participant. No fractional interests shall be issued under the Plan based on such adjustments.

    (d) This Section shall not apply to adjustment of Awards if any such adjustment would also be made in connection with a Change in Control, which is governed by the following Section.

    (e) Notwithstanding the foregoing, any adjustments made pursuant to (a)-(d) above with respect to ISOs shall be made only after the Administrator determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 424(h) of the Code). If the Administrator determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments, unless the holder of an ISO specifically requests in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such "modification" on his or her income tax treatment with respect to the ISO.

13.  CHANGE IN CONTROL

In the event of a Change in Control, the Board of Directors, in its sole discretion, may:

        (a) make appropriate provisions for continuation of Awards granted under the Plan or substitute on an equitable basis for the Shares then subject to such Awards either the consideration payable with respect to the outstanding Shares of Common Stock in connection with the transaction or securities of any successor or acquiring entity;

        (b) upon written notice to the Participants, provide that all Awards then outstanding must be exercised within a reasonable period of time following such notice, after which the Awards will expire; or

        (c) terminate all Awards then outstanding in exchange for a cash payment equal to the difference between the fair market value of the underlying Shares and the Exercise Price, multiplied by the number of Shares subject to Awards held by a Participant.

In the event the Board of Directors chooses alternative (b) or (c), then unvested Awards outstanding under the Plan will immediately become vested and exercisable, unless the vesting would prevent a desired pooling of interest accounting treatment for the Change in Control transaction. To the extent the Board of Directors elects option (a) and a Participant's employment is involuntarily terminated without cause within one (1) year following the Change in Control, then all Awards held by such Participant shall immediately become vested and remain exercisable for 3 months following such termination of employment (or, if earlier, for the remainder of the Award's term). Under each alternative, any Awards held by nonemployee directors of the Employer or Travelocity will immediately vest.

14.  ISSUANCES OF SECURITIES

Except as expressly provided herein or in the applicable Agreement, no issuance by Travelocity of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to Awards. Except as expressly provided herein or in the applicable Agreement, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of Travelocity.

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
15.  FRACTIONAL SHARES

No fractional share shall be issued under the Plan and the person exercising such right shall receive from the Employer cash in lieu of such fractional share equal to the Fair Market Value thereof.

16.  WITHHOLDING

    A. GENERAL. In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act ("F.I.C.A.") withholdings, or other amounts are required by applicable law or governmental regulation to be withheld from the Participant's salary, wages, or other remuneration in connection with the exercise of an Award or any Disqualifying Disposition (as defined below), the Employer may withhold from the Participant's wages, if any, or the remuneration, or may require the Participant to advance in cash to the Employer, or to any Affiliate which employs or employed the Participant, the amount of such withholdings unless a different withholding arrangement, including share withholding or the use of previously owned shares of Common Stock (which the Committee may require to have been held for at least six
(6) months), is authorized by the Administrator (and permitted by law). In the event the Administrator allows withholding of Shares, the Fair Market Value of withheld Shares may not exceed the applicable statutory minimum withholding requirements. If the Fair Market Value of any Shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Employer or the Affiliate employer. The Administrator may condition the transfer of any Shares or the lifting of any restrictions on any Award on the satisfaction by the Participant of the foregoing withholding obligations.

     B. NOTICE TO EMPLOYER OF DISQUALIFYING DISPOSITION. Each Participant who receives an ISO must agree to notify the Employer in writing immediately after the Participant makes a Disqualifying Disposition of any Shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is any disposition (including any sale) of such shares before the later of (a) two years after the date the Participant was granted the ISO, or (b) one year after the date the Participant acquired shares by exercising the ISO. If the Participant has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

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17.  TERMINATION OF THE PLAN

This Plan was adopted by the Board effective as of October 1, 1999 and, unless sooner terminated by the Board of Directors, the Plan shall terminate on September 30, 2009. The Plan's termination will not materially impair any rights under any Award already made under the Plan without the consent of the Participant.

18.  AMENDMENT OF THE PLAN AND AGREEMENTS

The Plan may be amended by the Board of Directors, including, without limitation, to the extent necessary to ensure the qualification of any Award under Rule 16b-3 or Code Section 162(m), or any ISO under Code Section 422, and to the extent necessary to qualify the Shares issuable upon exercise of any outstanding Awards granted, or Awards to be granted, under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. Any amendment that requires shareholder approval under applicable law or in order to ensure favorable federal income tax treatment for any ISOs shall be subject to obtaining such approval. Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under an Award previously granted to him or her. With the consent of the Participant affected, the Administrator may amend outstanding Agreements in a manner which may be materially adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Agreements may be amended by the Administrator in a manner which is not materially adverse to the Participant.

19.  EMPLOYMENT OR OTHER RELATIONSHIP, NATURE OF PAYMENTS

Nothing in this Plan or any Agreement shall be deemed to prevent the Employer from terminating the employment, consultancy, or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy, or director status or to give any Participant a right to be retained in employment or other service by the Employer for any period of time.

All Awards shall constitute a special incentive payment to the Participant and shall not be taken into account in computing the amount of salary or compensation of the Participant for the purpose of determining any benefits under any pension, retirement, profit-sharing, bonus, life insurance, or other benefit plan of the Employer or under any agreement between the Employer and the Participant, unless such plan or agreement specifically provides otherwise.

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
20.  CONSTRUCTION OF THE PLAN

The Plan, and its rules, rights, agreements and regulations, shall be governed, construed, interpreted and administered solely in accordance with the laws of the state of Delaware. In the event any provision of the Plan shall be held invalid, illegal or unenforceable, in whole or in part, for any reason, such determination shall not affect the validity, legality or enforceability of any remaining provision, portion of provision or the Plan overall, which shall remain in full force and effect as if the Plan had been absent the invalid, illegal or unenforceable provision or portion thereof.

21.  CERTAIN PARTICIPANTS

All Agreements for Participants subject to Section 16(b) of the Exchange Act shall be deemed to include any such additional terms, conditions, limitations and provisions as Rule 16b-3 requires, unless the Administrator in its discretion determines that any such Award should not be governed by Rule 16b-3. To the extent any provision of the Plan or any action by the Administrator fails to so comply with Rule 16b-3, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Administrator. All performance-based Awards to Covered Participants shall be deemed to include any such additional terms, conditions, limitations and provisions as are necessary to comply with the performance-based compensation exemption of Section 162(m) of the Code unless the Administrator in its discretion determines that any such Award to a Covered Participant is not intended to qualify for the exemption for performance-based compensation under Section 162(m). All Agreements awarding ISOs shall be deemed to include any such additional terms conditions, limitations, and provisions as Code Section 422 requires unless the Administrator in its discretion determines that any such Option is not intended or is no longer intended to qualify as an ISO.

22.  LISTING, REGISTRATION AND OTHER LEGAL COMPLIANCE

Notwithstanding any other provision of this Plan, no Awards or Shares of the Common Stock shall be required to be issued or granted under the Plan unless legal counsel to the Company shall be satisfied that such issuance or grant will be in compliance with all applicable federal and state securities laws and regulations and any other applicable laws or regulations. The Committee may require, as a condition of any payment or share issuance, that certain agreements, undertakings, representations, certificates, and/or information, as the Committee may deem necessary or advisable, be executed or provided to the Company to assure compliance with all such applicable laws or regulations. Any certificates for Shares of the Common Stock delivered under the Plan

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may be subject to such legends, stock-transfer orders and such other restrictions as the Committee may deem advisable under the rules, regulations, or other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, the NASDAQ National Market System, and any applicable federal or state securities law. In addition, if, at any time specified herein (or in any Agreement or otherwise) for (a) the making of any Award, or the making of any determination, (b) the issuance or other distribution of Common Stock, or (c) the payment of amounts to or through a Participant with respect to any Award, any law, rule, regulation, or other requirement of any governmental authority or agency shall require the Employer, Travelocity, or any Participant (or any estate, designated beneficiary, or other legal representative thereof) to take any action in connection with any such determination, any such Shares to be issued or distributed, any such payment, or the making of any such determination, as the case may be, shall be deferred until such required action is taken.

23.  GOVERNING LAW

This Plan shall be construed and enforced in accordance with the law of the State of Delaware, without giving effect to principles of conflict of laws.

                             AMENDMENT NO. 1 TO THE
                TRAVELOCITY.COM LP 1999 LONG-TERM INCENTIVE PLAN

    WHEREAS, Travelocity.com L.P. (the "Company") has heretofore adopted the Travelocity.com LP 1999 Long-Term Incentive Plan (the "Plan"); and

    WHEREAS, the Company desires to amend the Plan in certain respects as hereinafter provided;

    NOW, THEREFORE, effective November 6, 2000, the Company does hereby amend the Plan as follows:

    1. Section 5, Paragraph C of the Plan hereby is revised to provide in its entirety as follows:

        "C. Non-Employee Director Options. Non-employee directors of the Company (who were not formerly employees of the Company, and who are also not employees of Travelocity, Sabre, AMR Corporation, or any other Affiliate) shall be awarded NQSOs as follows:

            (a) up to 20,000 NQSOs when first appointed to the Board of
                Directors;

            (b) an additional 1,000 NQSOs at each meeting of the Board of
                Directors of the Company; and

            (c) an additional 500 NQSOs at each meeting of an established committee of the Board of Directors of the Company;

       provided, however, that no grant shall be made to a non-employee director under subparagraphs (b) or (c) above unless such director has attended the meeting in person, telephonically or otherwise. Notwithstanding the preceding, each grant of NQSOs under subparagraphs (b) and (c) above shall be contingent on the approval of this amendment by the stockholders of Travelocity.com Inc. within 12 months following the date this amendment is adopted."

    IN WITNESS WHEREOF, the Company has caused this AMENDMENT NO. 1 TO THE TRAVELOCITY.COM LP 1999 LONG-TERM INCENTIVE PLAN to be executed in its name and
on its behalf this       day of             , 2000, effective as of
            , 2000.

                                                 TRAVELOCITY.COM LP,
                                                 a Delaware limited partnership

                                                 By:   TRAVELOCITY.COM INC.,
                                                       its General Partner

                                                                                             By:
                                                            ------------------------------------

                                                       Its:
                                                            ------------------------------------

                               DIRECTIONS TO THE
                 DALLAS/FORT WORTH AIRPORT MARRIOTT HOTEL SOUTH
                             4151 CENTREPORT DRIVE
                            FORT WORTH, TEXAS 76155

                                       []

                                     [LOGO]

                               TRAVELOCITY.COM INC.

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
             2001 ANNUAL MEETING OF STOCKHOLDERS ON MAY 15, 2001

    The undersigned stockholder of TRAVELOCITY.COM INC., a Delaware corporation (the "Company"), hereby acknowledges receipt of the Official Notice of Annual Meeting of Stockholders, dated April 3, 2001, and hereby appoints William J. Hannigan, Terrell B. Jones and F. William Conner, and each of them as proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2001 Annual Meeting of Stockholders of the Company, to be held on Tuesday, May 15, 2001, at 1:00 p.m., Central Daylight Saving Time, in the Trinity Ballroom at the Dallas/Fort Worth Airport Marriott Hotel South, 4151 Centreport Drive, Fort Worth, Texas 76155, and any adjournment(s) or postponement(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

    1. Proposal to elect Jeffery M. Jackson, Glenn W. Marschel, Jr. and Michael S. Gilliland to serve until the annual meeting of stockholders in 2004 and until their respective successors are duly elected and qualified;

    If there is any individual director with respect to whom you desire to withhold your consent, you may do so by lining through or otherwise striking out his name.

         [ ]  FOR         [ ]  AGAINST         [ ]  ABSTAIN

    2. Proposal to consider and vote upon the amendment to the Travelocity.com LP 1999 Long-Term Incentive Plan to change the manner in which stock options are granted to non[cad 220]employee directors; and

         [ ]  FOR         [ ]  AGAINST         [ ]  ABSTAIN

    3. Proposal to ratify the appointment by the Board of Directors of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 2001.

         [ ]  FOR         [ ]  AGAINST         [ ]  ABSTAIN

    In their discretion, the proxies are authorized to vote upon such other matter(s) which may properly come before the meeting and at any adjournment(s) or postponement(s) thereof.

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED (1) FOR THE APPROVAL OF ALL THREE OF THE DIRECTOR NOMINEES, (2) FOR THE AMENDMENT TO THE TRAVELOCITY.COM LP 1999 LONG-TERM INCENTIVE PLAN TO CHANGE THE MANNER IN WHICH STOCK OPTIONS ARE GRANTED TO NON[cad 220]EMPLOYEE DIRECTORS, AND (3) FOR THE RATIFICATION OF THE APPOINTMENT BY THE COMPANY'S BOARD OF DIRECTORS OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

Both of such attorneys or substitutes (if both are present and acting at said meeting or any adjournment(s) or postponement(s) thereof, or, if only one shall be present and acting, then that one) shall have and may exercise all of the powers of said attorneys[cad 220]in[cad 220]fact hereunder.

Dated:

-----------------------------

-----------------------------
Signature

-----------------------------
Signature

(This proxy should be marked, dated, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)